                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       MEDICAL DATA INTERFACE DESIGN, INC.

                             Pursuant to Section 245
                      of the General Corporation Law of the
                                State of Delaware
                           ---------------------------

      MEDICAL DATA INTERFACE DESIGN, INC. (hereinafter called the "Corporation"), originally incorporated by a Certificate of Incorporation filed in the office of the Secretary of State of the State of Delaware on February 8, 1994, and currently organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that the Board of Directors of the Corporation has duly adopted a resolution, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amended and restated Certificate of Incorporation of the Corporation and declaring said amendment and restatement to be advisable. The stockholders of the Corporation have duly approved said amendment and restatement by the required vote of such stockholders, adopted by the consent of all stockholders in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. This Amended and Restated Certificate of Incorporation thus has been duly adopted in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware. The Certificate of

Incorporation of the Corporation, as amended and restated, is as follows:

            FIRST. The name of the Corporation is Medical Data Interface Design, Inc.

            SECOND. The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington. Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

            THIRD. The nature of the Corporation's business or purposes to be conducted or promoted are to conduct or engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

            FOURTH. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 101,000 shares, consisting of 100,000 shares of Common Stock, $.0l par value per share, and 1,000 shares of preferred Stock, $.01 par value per share, amounting in the aggregate to $1,010.00.

      The following is a statement of the designations and powers, preferences and rights, and the relative participating, optional or other special rights, and the qualifications, limitations and restrictions granted to or imposed upon the respective classes of shares of capital stock of the Corporation or the holders thereof:

      A. Common Stock

            The voting and dividend rights, and the rights in the event of the liquidation of the Corporation, of the holders of the Common Stock are subject to and qualified by such rights of the holders of the preferred Stock of any series as the Board of Directors may designate upon the issuance of the Preferred Stock of any Series.

            The holders of the Common Stock are entitled to one `vote for each share held at all meetings of stockholders. There shall be no cumulative voting. The holders of the Common Stock will have the right, voting as a separate class and to the exclusion of all classes or series of the Corporation's stock, to elect all members of the Board of Directors of the Corporation whose election is not reserved to the holders of the Shares (as defined below) pursuant to paragraph 5 of Part C of this Article FOURTH.

            Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

            Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive pro rata all net assets of the Corporation available for distribution after payment of creditors and of any preferential liquidation rights of any then outstanding Preferred Stock.

            No holder of shares of the Common Stock or of the Preferred Stock shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

      B. Preferred Stock

            Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issuance of such series adopted by the Corporation. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless expressly provided herein or by law.

      C. Convertible Preferred Stock

            1. Designation. One Thousand (1,000) shares of the authorized Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred"). The shares of Series A Preferred are collectively referred to herein as "Shares."

            2. Dividends and Distributions.

                  2A. Dividends. When and as any dividend or distribution is declared or paid by the Corporation on the Common Stock at any time prior to the conversion of all of the outstanding Shares, whether payable in cash, property, securities or rights to acquire securities, the holders of Shares will be entitled to participate with the holders of Common Stock in such dividend or distribution as set forth in this paragraph 2A. At the time such dividend or distribution is payable to the holders of Common Stock, the Corporation will pay each holder of Shares a portion of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock obtainable upon conversion of such holder's Shares. To the extent any dividends or distributions payable on any Shares are not paid, the amount of such dividends or distributions will be added to the Liquidation Value of such Shares and will remain a part thereof until such dividends or distributions are paid. The provisions of this paragraph 2A shall not apply to dividends or distributions payable in shares of Common Stock or in Options or Convertible Securities (as defined in paragraph 6 of this Part C) or any other dividend or distribution, if the declaration, distribution or payment thereof has resulted or will result in an adjustment to the Conversion Price of Shares under paragraph & of this Part C.

                  2B. Distribution of Partial Dividend Payments. If at any time the Corporation pays less than the total amount of dividends then declared with respect to the Shares, such payment will be distributed ratably among the holders of the Shares.

            3. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Shares will be entitled to be paid pro rata, before any distribution or payment is made upon any shares of Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Shares outstanding, and the holders of the Shares will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Shares held by each such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 45 days prior to the payment date stated therein, to each record holder of Shares. The consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, or the reduction of the capital stock of the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3.

            4. Redemptions.

                  4A. Scheduled Redemption. On each applicable Scheduled Redemption Date (as defined in this paragraph 4A below), the Corporation will redeem the then outstanding Shares at a price per share equal to the Redemption Price (as defined in paragraph 4b below) in accordance with the following schedule;

            (i) One-third (1/3) of the number of Shares outstanding on the fifth anniversary date of the Closing Date (as defined in paragraph 10 below) (hereinafter "First SRD");

            (ii) One-third (1/3) of the number of Shares outstanding on the sixth anniversary date of the Closing Date (hereinafter "Second SRD"); and

            (iii) One-third (1/3) of the number of Shares outstanding on the seventh anniversary date of the Closing Date (hereinafter "Third SRD").

      For purposes of this paragraph 4, the First SRD, Second SRD and Third SRD are sometimes hereinafter referred to, where no distinction is required, as the "Scheduled Redemption Date".

Notwithstanding any provision to the contrary contained in this paragraph 4, a holder of Shares may elect not to have the eligible Shares redeemed on the First SRD; provided, that any shares eligible for redemption on the First SRD which are not then presented for redemption, shall be eligible for redemption on the Second SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Shares on the Second SRD is waived or delayed in accordance with this paragraph 4, all of the eligible shares which are not presented for redemption by the holders of Shares on the First SRD shall be presented by such holders of Series A Preferred for redemption by the Corporation on the Second SRD.

Notwithstanding any further provision to the contrary contained in this paragraph 4, a holder of Shares may elect not to have the eligible Shares redeemed on the Second SRD (including any shares eligible for redemption on the First SRD which were not presented to the Corporation for redemption and which then became eligible for redemption on the Second SRD); provided, that any shares eligible for redemption on the Second SRD which are not then presented for redemption, shall be eligible for redemption on the Third SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Shares on the Second SRD is waived or delayed in accordance with this paragraph 4, all of the eligible Shares which are not presented for redemption by the holders of Shares on the Second SRD shall be presented by such holders of Series A Preferred for redemption by the Corporation on the Third SRD.

If the funds of the Corporation legally available for redemption of the Shares on any applicable Scheduled Redemption Date are insufficient to redeem the total number of Shares presented for redemption on such date, those funds which are legally available will be used to redeem the maximum possible number of Shares ratably among the Shares presented for redemption. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds will immediately be used to redeem the balance of the Shares which were presented for redemption on such date but which were not redeemed.

                  4B. Redemption Price. For each Share which is to be redeemed, the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in immediately available funds (the "Redemption Price") equal to (i) the Liquidation Value thereof plus an accrued dividend of $50 per Series A Preferred Share per annum (or any portion thereof) from the Closing Date to the actual Redemption Date.

                  4C. Notice of Redemption. The Corporation will mail written notice of each applicable redemption of Shares to each record holder thereof not less than 30 days prior to the date on which such redemption is to be made. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder within ten business days after surrender of the certificate representing the redeemed Shares.

                  4D. Determination of the Number of Each Holder's Shares to be Redeemed. Except as otherwise provided herein, the number of Shares to be redeemed from each holder thereof on any Redemption Date hereunder will be the number of Shares determined by multiplying (i) the total number of Shares to be redeemed on a given Scheduled Redemption Date by (ii) a fraction, the numerator of which will be the total number of Shares then held by such holder (which are subject to redemption on such Scheduled Redemption Date) and the denominator of which will be the total number of Shares then outstanding (which are subject to redemption on such Scheduled Redemption Date).

                  4E. Dividends After Redemption Date. No Share is entitled to any dividends declared after the date on which the Redemption Price of such Share is paid. On such date all rights of the holder of such Share will cease, and such Share will not be deemed to be outstanding.

                  4F. Redeemed or Otherwise Acquired Redemption Shares. Any Shares which are redeemed or otherwise acquired by the Corporation will be cancelled and will not be reissued, sold or transferred.

                  4G. Other Redemptions or Acquisitions. Neither the Corporation nor any Subsidiary will redeem or otherwise acquire any Shares, except as otherwise expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Shares on the basis of the number of Shares owned by each such holder.

            5. Voting Rights. Each holder of Shares will be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws.
Except as otherwise provided herein or as provided by law, the holders of Shares will be entitled to vote with the holders of Common Stock upon all matters submitted to stockholders for a vote, with each Share representing the number of votes equal to the number of shares of Common Stock into which each Share is convertible at the time of such vote.

            6. Conversion.

                  6A. Conversion Procedure.

                        (i) At any time any holder of Shares may convert all or any portion of the Shares (including any fraction of a Share) held by such holder into a number of shares of Common Stock computed by multiplying the number of Shares to be converted by $500.00 and dividing the result by the Conversion Price then in effect.

                        (ii) Each conversion of Shares will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Shares to be converted have been surrendered at the principal office of the Corporation or its transfer agent, if any, provided that any such surrender must occur by 3:00 p.m. local time. At such time as such conversion has been effected, the rights of the holder of such Shares as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                        (iii) As soon as possible after a conversion has been effected (but in any event within seven business days in the case of subparagraph (a) below), the Corporation will deliver to the converting holder:

                              (a) a certificate or certificates representing the
number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                              (b) payment in an amount equal to all declared but
unpaid dividends with respect to each Share converted plus the amount payable under subparagraph (vi) below with respect to such conversion; and

                              (c) a certificate representing any Shares which
were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                        (iv) The issuance of certificates for shares of Common Stock upon conversion of Shares will be made without charge to the holders of such Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of each Share, the Corporation will take all such actions as are necessary in order to ensure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

                        (v) The Corporation will not close its books against the transfer of Shares or of Common Stock issued or issuable upon conversion of shares in any manner which interferes with the timely conversion of the Shares,

                        (vi) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph (vi), be deliverable upon any conversion of the Shares, the Corporation, in lieu of delivering the fractional share therefor, will pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                  6B. Conversion Price.

                        (i) The initial Conversion Price of the Series A Preferred will be $82.00. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this paragraph 6; provided, however, that notwithstanding the foregoing, no adjustment to the Conversion Price will be made or considered under this paragraph 6 with respect to the issuance or grant of up to 1,500 shares of Common Stock, including options or warrants to acquire Common Stock, in connection with any employee stock option or stock ownership plan, any consulting agreement or arrangement or any restricted stock agreement providing for the issuance of Common Stock at a price equal to the fair market value as determined by the Board of Directors in good faith; provided that the Board of Directors shall not issue or grant shares of Common Stock, including options or warrants to acquire shares of Common Stock, to any person who holds or has the right to acquire more than 3,000 shares of Common Stock (as presently constituted), or any affiliate or relative of such person, without the approval and consent of the member(s) of the Board of Directors designated by the holders of Shares.

                        (ii) If and whenever after the Closing Date, the Corporation issues or sells, or in accordance with paragraph 6C of this Part C is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such time, except as provided in paragraph 6B(i) of this Part C, then forthwith upon such issue or sale the Conversion Price will be reduced to the Conversion Price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

                  6C. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 6B of this Part C, the following will be applicable:

                        (i) Issuance of Rights or Options. If the Corporation in any manner grants any right or option to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock, including all Shares outstanding at the time (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of any such Options or upon conversion or exchange of any such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum number of shares of Common Stock issuable upon the exercise of such Option or upon conversion or exchange of the total maximum amount of such Convertible Security issuable upon the exercise of such Option will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(i), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount, if any, received Or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such Options, plus in the case of such Options which are related to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made upon the actual issuance of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Security.

                        (ii) Issuance of Convertible Securities. Until such time after the Closing Date that the Corporation has issued shares of Convertible Securities for which the Corporation has received consideration of One Million Dollars in the aggregate for all such issued shares, then if the Corporation shall, during such time after the Closing Date but prior to the receipt of One Million Dollars in the aggregate for such shares of the Corporation, issue shares of Convertible Securities (including additional shares of Common Stock issued pursuant to subparagraph (i) of this paragraph 6C but excluding shares issued as a dividend Or distribution or upon a stock split or combination) for a price per share for which Common Stock is issuable upon conversion or exchange thereof less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to the price per share received by the Corporation for the issuance of shares of Convertible Securities of the Corporation. Upon such date after the Closing Date that the Corporation has received One Million Dollars in the aggregate in consideration for the Corporation's issuance of Convertible Securities, if the Corporation in any manner issues or sells any Convertible securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(ii), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this paragraph 6, no further adjustment of the Conversion Price will be made by reason of such issuance or sale.

                        (iii) Change in Common Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                        (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion price then in effect hereunder will be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                        (v) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Corporation therefor. In case any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the fair value (as defined infra) of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities will be determined in good faith jointly by the Corporation and the holders of a majority of the outstanding Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the outstanding shares.

                        (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration to be determined pursuant to the procedures set forth in subparagraph 6C(v) of this Part C.

                        (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                        (viii) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued Or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided that if such dividend, distribution or subscription is not ultimately consummated, no adjustment will be made to the Conversion Price hereunder or, if so made, such adjustment will be rescinded.

                  6D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

                  6E. Reorganization. Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an Organic Change. Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Shares then outstanding) to ensure that each of the holders of Shares will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change it such holder had converted his or her Shares immediately prior to such Organic Change. In any such case, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Shares then outstanding) to ensure that the provisions of this paragraph 6 and paragraph 7 of this Part C will thereafter be applicable to the Shares (including, in the case of any such consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Shares, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  6F. Certain Events. If any event occurs of the type contemplated by the provisions of this paragraph 6 but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this paragraph 6 or decrease the number of shares of Common Stock issuable upon conversion of each Share.

                  6G. Notices.

                        (i) Within ten business days of any adjustment of the Conversion Price, the Corporation will give written notice thereof to all holders of Shares.

                        (ii) The Corporation will give written notice to all holders of Shares at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                        (iii) The Corporation will also give written notice to the holders of Shares at least 20 days prior to the date on which any Organic Change will take place.

                  6H. Mandatory Conversion. The Corporation may at any time require the conversion of all of the outstanding Shares if the Corporation is at such time effecting a firm commitment underwritten Public Offering of shares of its Common Stock in which (i) the aggregate price paid by the public for the shares will be at least $l0,000,000 and (ii) the price per share paid by the public for such shares will be at least 300% of the Conversion

Price of the Series A preferred in effect immediately prior to the closing of the sale of such shares pursuant to the Public Offering. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Public Offering and upon written notice of such mandatory conversion delivered to all holders of Shares prior to such closing.

            7. Purchase Rights. If at any time the Corporation grants. issues or sells any Options. Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"). then each holder of Shares will be entitled to acquire at the time of conversion of Shares by such holder (based on the number of shares of Common Stock issued upon such conversion,) upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, that holders of Shares shall not be entitled to any Purchase Rights under this Section 7 if such holders have received their pro rata share of such Purchase Rights as a dividend or distribution under paragraph 2A of this Part C or have received an adjustment in the Conversion Price of the Shares under paragraph 6 of this Part C with respect to the issuance of such Purchase Rights.

            8. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Shares. Upon the surrender of any certificate representing Shares at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

            9. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory) or, in the case of any such mutilation upon surrender of such mutilated certificate, the Corporation will (at the holder's expense) execute and deliver in lieu of such certificate a new certificate of identical tenor representing the number of Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            10. Definitions. As used in Part C of this Article FOURTH, the following terms shall have the following meanings;

            "Closing Date" means March ___, 1995.

            "Common Stock" means the Corporation's Common Stock, par value $.01 per share, and for purposes other than the conversion of Shares into Common Stock, includes any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

            "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraph 6C.

            "Junior Securities" means any of the Corporation's equity securities other than the Shares.

            "Liquidation Value" of any Share as of any particular date will be equal to the sum of $500.00 plus any declared and unpaid dividends on such Share pursuant to paragraph 2A and not paid.

            "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation

Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined in good faith jointly by the Corporation and the holders of a majority of the Shares. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an appraiser jointly selected by the Corporation and the holders of a majority of the Shares.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided that for purposes of paragraph 6H, a Public Offering will not include an offering made in connection with a business acquisition or an employee benefit plan.

            "Redemption Dates" as to any Share means the date specified herein in the case of each redemption; provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid in full on such date, and if not so paid in full, the Redemption Date will be the date on which such Redemption Price is fully paid.

            "Subsidiary" means any corporation of which the shares of stock having a majority of the general voting power in electing the Board of Directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            11. Amendment and Waiver. No amendment, modification, or waiver will be binding or effective with respect to any provision of this Article FOURTH of this Amended and Restated Certificate of Incorporation without the prior written consent of the holders of a majority of the Shares outstanding at the time such action is taken; provided that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation unless the Corporation has obtained the prior written consent of the holders of a majority of the Shares then outstanding.

            12. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).

            FIFTH. [Omitted].

            SIXTH. [Omitted].

            SEVENTH. In furtherance and not in limitation of powers conferred by statute, it is further provided:

                  (a) Election of directors need not be by written ballot.

                  (b) The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

            EIGHTH. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class or them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

            NINTH. [Reserved].

            TENTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

            ELEVENTH. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be liable for any breach of fiduciary duty. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

            TWELFTH. Certain individuals associated with the Corporation shall be indemnified for personal liability incurred in their roles as officers and directors as follows:

      A. Actions, Suits or Proceedings Other Than by or in the Right of the Corporation.

            The Corporation shall indemnify any person who was or is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or trustee of another Corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful. Notwithstanding anything to the contrary in this Article, except as set forth in paragraph E of this Article TWELFTH, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.

      B. Actions or Suits By or in the Right of the Corporation.

            The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was or has agreed to become a director or officer of the Corporation or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

      C. Indemnification For Costs, Charges and Expenses of Successful Party.

            Notwithstanding the other provision of this Article TWELFTH, to the extent that an Indemnitee has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in paragraph A and B of this Article TWELFTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, such Indemnitee shall be indemnified against all costs, charges and expense (including attorneys' fees) actually and reasonably incurred by such Indemnitee or on such person's behalf in connection therewith.

      D. Notification and Defense of Claim.

            As a condition precedent to his right to be indemnified, the Indemnitee must give to the Corporation notice in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to an action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this paragraph. The Indemnitee shall have the right to engage the Indemnitee's own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the engagement of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct or the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article TWELFTH. The Corporation shall not be entitled to assume the defense of any claim brought by or on behalf of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) of the preceding sentence.

      E. Advances of Costs, Charges and Expenses.

            In the event that the Corporation does not assume the defense pursuant to paragraph D of this Article TWELFTH of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any costs, charges and expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such costs, charges and expenses incurred by an Indemnitee in advance of the final disposition of such flatter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that such Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article.

      F. Procedure For Indemnification.

            Any indemnification or advancement of expenses pursuant to paragraph A, B, C or E of this Article TWELFTH shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under paragraph A or B, a determination is made within such 60-day period by the Board of Directors of the Corporation by a majority vote of a quorum of disinterested directors that such Indemnitee did not meet the applicable standard of conduct set forth in paragraph A or paragraph B. as the case may be. In the event no quorum of disinterested directors is obtainable, the Board of Directors shall promptly direct that independent legal counsel shall determine, based on facts known to such counsel at such time, whether such Indemnitee met the applicable standard of conduct set forth in such paragraphs; and, in such event, indemnification shall be made to the Indemnitee unless within 60 days after receipt by the Corporation of the request by such Indemnitee for indemnification, such independent legal counsel in a written opinion determines that the Indemnitee has not met the applicable standard of conduct. The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above. Such Indemnitee's costs and expenses incurred in connection with successfully establishing the Indemnitee's right to indemnification, in whole or in part, in any Such proceeding shall also be indemnified by the Corporation.

      G. Subsequent Amendment.

            No amendment, termination or repeal of this Article TWELFTH or of relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of, or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

      H. Other Rights.

            The indemnification provided by this Article TWELFTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the Indemnitee's official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. Nothing contained in this Article TWELFTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth herein. In addition, the Corporation, acting through its Board of Directors, may grant indemnification rights to other employees or agents of the Corporation and such rights may be equivalent to or greater or less than those set forth in this Article TWELFTH.

      I. Partial Indemnification.

            If an Indemnitee is entitled under any provision of this Article TWELFTH to indemnification by the Corporation for some or a portion of the costs, charges, expenses, judgments or fines actually and reasonably incurred by the Indemnitee in the investigation, defense or appeal of any proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such costs, charges, expenses, judgments or fines to which such Indemnitee is entitled.

      J. Insurance.

            The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by any such person in their capacities as such, or arising out of their status as such, whether or not the Corporation would have the power to indemnify such persons against such expense, liability or loss under the General Corporation Law of the State of Delaware.

      K. Merger, Consolidation. Etc.

            If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving Corporation, or if substantially all of the assets or stock of the Corporation are acquired by any other corporation, or in the event of any other similar reorganization involving the Corporation, the Board of Directors of the Corporation or the Board of Directors of any corporation assuming the obligations of the Corporation shall assume the obligations of the Corporation under this Article TWELFTH, with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger, consolidation, acquisition or reorganization.

      L. Savings Clause.

            If this Article TWELFTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article TWELFTH that shall not have been invalidated and to the full extent permitted by applicable law.

      M. Definitions.

            Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law of the State of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

      N. Subsequent Legislation.

            If the General Corporation Law of the State of Delaware is amended after adoption of this Article TWELFTH to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Amended and Restated Certificate of Incorporation to be signed by its President and attested by its Assistant Secretary this 14 day of March, 1995.

                                   MEDICAL DATA INTERFACE DESIGN, INC.


                                   By: /s/ William S. Reece
                                       ----------------------------------
                                       William S. Reece
                                       President


ATTEST:

/s/ [ILLEGIBLE]
------------------------
Assistant Secretary

(Corporate Seal)

                                                                     EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       MEDICAL DATA INTERFACE DESIGN, INC.

      MEDICAL DATA INTERFACE DESIGN, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

      FIRST: That at a Board of Directors meeting on April 10, 1995, the Board of Directors of said corporation, adopted resolutions proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of said corporation, and directed that said proposed amendment be considered by the stockholders of said corporation entitled to vote in respect thereof. The resolution setting forth the proposed amendment is as follows:

      RESOLVED:   That the Amended and Restated Certificate of Incorporation of
                  this Corporation be amended, by amending Article FIRST, so that, as amended, Article FIRST shall be and read in its entirety as follows:

                  "FIRST. The name of the Corporation is HealthGate Data Corp."

      SECOND: That by an Action by Stockholders by Unanimous Written Consent in lieu of an Annual Meeting, dated April 11, 1995, all holders of issued and outstanding shares of capital stock of said corporation, as required by the provisions of Section 228 of the General Corporation Law of the State of Delaware, voted in favor of the amendment set forth in "FIRST" above.

      THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, said MEDICAL DATA INTERFACE DESIGN, INC. has caused this certificate to be signed by William S. Reece, its President, and attested by Stephen M. Kane, its Assistant Secretary, as of this 23rd day of May, 1995.

                                    MEDICAL DATA INTERFACE DESIGN, INC.


[Corporate Seal]                    By: /s/ William S. Reece
                                        --------------------
                                        William S. Reece, President

Attest:

/s/ Stephen M. Kane
-------------------
Stephen M. Kane, Assistant Secretary

                           CERTIFICATE OF AMENDMENT OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              HEALTHGATE DATA CORP.

      HealthGate Data Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of the Corporation has duly adopted a resolution, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Corporation's Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

      SECOND: That the stockholders of the Corporation have duly approved said amendment by the required vote of such stockholders, adopted by the consent of all stockholders in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of the amendment herein certified has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.

      THIRD: That the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article:

            "FOURTH. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 102,000 shares, consisting of 100,000 shares of Common Stock, $.01 par value per share, and 2,000 shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to $1,020.00.

      The following is a statement of the designations and powers, preferences and rights, and the relative participating, optional or other special rights, and the qualifications, limitations and restrictions granted to or imposed upon the respective classes of shares of capital stock of the Corporation or the holders thereof:

      A. Common Stock

            The voting and dividend rights, and the rights in the event of the liquidation of the Corporation, of the holders of the Common Stock are subject to and qualified by such rights of the holders of the Preferred Stock of any series as the Board of Directors may designate upon the issuance of the Preferred Stock of any series.

      The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders. There shall be no cumulative voting. The holders of the Common Stock will have the right, voting as a separate class and to the exclusion of all classes or series of the Corporation's stock, to elect all members of the Board of Directors of the Corporation whose election is not reserved to the holders of the Shares (as defined below) pursuant to paragraph 5 of Part C and paragraph 5 of Part D of this Article FOURTH.

      Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

      Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive pro rata all net assets of the Corporation available for distribution after payment of creditors and of any preferential liquidation rights of any then outstanding Preferred Stock.

      No holder of shares of the Common Stock or of the Preferred Stock shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

      B. Preferred Stock

            Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issuance of such series adopted by the Corporation. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless expressly provided herein or by law.

      C. Convertible Preferred Stock - Series A

            1. Designation. One Thousand (1,000) shares of the authorized Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred"). The shares of Series A Preferred are collectively referred to herein as "Series A Shares."

            2. Dividends and Distributions.

                  2A. Dividends. When and as any dividend or distribution is declared or paid by the Corporation on the Common Stock at any time prior to the conversion of all of the outstanding Series A Shares, whether payable in cash, property, securities or rights to acquire securities, the holders of Series A Shares will be entitled to participate with the holders of Common Stock in such dividend or distribution as set forth in this paragraph 2A. At the time such dividends or distribution is payable to the holders of Common Stock, the Corporation will pay each holder of Series A Shares a portion of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock obtainable upon conversion of such holder's Series A Shares. To the extent any dividends or distributions payable on any Series A Shares are not paid, the amount of such dividends or distributions will be added to the Liquidation Value of such Series A Shares and will remain a part thereof until such dividends or distributions are paid. The provisions of this paragraph 2A shall not apply to dividends or distributions payable in shares of Common Stock or in Options or Convertible Securities (as defined in paragraph 6 of this Part C) or any other dividend or distribution, if the declaration, distribution or payment thereof has resulted or will result in an adjustment to the Conversion Price of Series A Shares under paragraph 6 of this Part C.

                  2B. Distribution of Partial Dividend Payments. If at any time the Corporation pays less than the total amount of dividends then declared with respect to the Series A Shares, such payment will be distributed ratably among the holders of the Series A Shares.

            3. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series A Shares will be entitled to be paid pro rata, on a proportionate basis with the Series B Shares, before any distribution or payment is made upon any shares of Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Series A Shares outstanding, and the holders of the Series A Shares will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series A Shares and Series B Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series A Shares and Series B Shares held by each such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 45 days prior to the payment date stated therein, to each record holder of Series A Shares and Series B Shares. The consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, or the reduction of the capital stock of the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3.

            4. Redemptions.

                  4A. Scheduled Redemption. On each applicable Scheduled Redemption Date (as defined in this paragraph 4A below), the Corporation will redeem the then outstanding Series A Shares at a price per share equal to the Redemption Price (as defined in paragraph 4B below) in accordance with the following schedule:

                        (i) One-third (1/3) of the number of Series A Shares outstanding on the fifth anniversary date of the Series A Closing Date (as defined in paragraph 10 below) (hereinafter "First Series A SRD");

                        (ii) One-third (1/3) of the number of Series A
Shares outstanding on the sixth anniversary date of the Series A Closing Date (hereinafter "Second Series A SRD"); and

                        (iii) One-third (1/3) of the number of Series A
Shares outstanding on the seventh anniversary date of the Series A Closing Date (hereinafter "Third Series A SRD").

      For purposes of this paragraph 4, the First Series A SRD, Second Series A SRD and Third Series A SRD are sometimes hereinafter referred to, where no distinction is required, as the "Scheduled Redemption Date".

      Notwithstanding any provision to the contrary contained in this paragraph 4, a holder of Series A Shares may elect not to have the eligible Series A Shares redeemed on the First Series A SRD; provided, that any shares eligible for redemption on the First Series A SRD which are not then presented for redemption, shall be eligible for redemption on the Second Series A SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Series A Shares on the Second Series A SRD is waived or delayed in accordance with this paragraph 4, all of the eligible shares which are not presented for redemption by the holders of Series A Shares on the First Series A SRD shall be presented by such holders of Series A Preferred for redemption by the Corporation on the Second Series A SRD.

      Notwithstanding any further provision to the contrary contained in this paragraph 4, a holder of Series A Shares may elect not to have the eligible Series A Shares redeemed on the Second Series A SRD (including any shares eligible for redemption on the First Series A SRD which were not presented to the Corporation for redemption and which then became eligible for redemption on the Second Series A SRD); provided, that any shares eligible for redemption on the Second Series A SRD which are not then presented for redemption, shall be eligible for redemption on the Third Series A SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Series A Shares on the Second Series A SRD is waived or delayed in accordance with this paragraph 4, all of the eligible shares which are not presented for redemption by the holders of Series A Shares on the Second Series A SRD shall be presented by such holders of Series A Preferred for redemption by the Corporation on the Third Series A SRD.

      If the funds of the Corporation legally available for redemption of the Series A Shares on any applicable Scheduled Redemption Date are insufficient to redeem the total number of Series A Shares presented for redemption on such date, those funds which are legally available will be used to redeem the maximum possible number of Series A Shares ratably among the Series A Shares presented for redemption. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Shares, such funds will immediately be used to redeem the balance of the Series A Shares which were presented for redemption on such date but which were not redeemed.

                  4B. Redemption Price. For each Series A Share which is to be redeemed, the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series A Share) an amount in immediately available funds (the "Redemption Price") equal to (i) the Liquidation Value thereof plus an accrued dividend of $50 per Series A Preferred Share per annum (or any portion thereof) from the Series A Closing Date to the actual Redemption Date.

                  4C. Notice of Redemption. The Corporation will mail written notice of each applicable redemption of Series A Shares to each record holder thereof not less than 30 days prior to the date on which such redemption is to be made. In case fewer than the total number of Series A Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Series A Shares will be issued to the holder thereof without cost to such holder within ten business days after surrender of the certificate representing the redeemed Series A Shares.

                  4D. Determination of the Number of Each Holder's Series A Shares to be Redeemed. Except as otherwise provided herein, the number of Series A Shares to be redeemed from each holder thereof on any Redemption Date hereunder will be the number of Series A Shares determined by multiplying (i) the total number of Series A Shares to be redeemed on a given Scheduled Redemption Date by (ii) a fraction, the numerator of which will be the total number of Series A Shares then held by such holder (which are subject to redemption on such Scheduled Redemption Date) and the denominator of which will be the total number of Series A Shares then outstanding (which are subject to redemption on such Scheduled Redemption Date).

                  4E. Dividends After Redemption Date. No Series A Share is entitled to any dividends declared after the date on which the Redemption Price of such Series A Share is paid. On such date all rights of the holder of such Series A Share will cease, and such Series A Share will not be deemed to be outstanding.

                  4F. Redeemed or Otherwise Acquired Redemption Series A Shares. Any Series A Shares which are redeemed or otherwise acquired by the Corporation will be cancelled and will not be reissued, sold or transferred.

                  4G. Other Redemptions or Acquisitions. Neither the Corporation nor any Subsidiary will redeem or otherwise acquire any Series A Shares, except as otherwise expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Series A Shares on the basis of the number of Series A Shares owned by each such holder.

            5. Voting Rights. Each holder of Series A Shares will be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise provided herein or as provided by law, the holders of Series A Shares will be entitled to vote with the holders of Common Stock upon all matters submitted to stockholders for a vote, with each Series A Share representing the number of votes equal to the number of shares of Common Stock into which each Series A Share is convertible at the time of such vote.

            6. Conversion.

                  6A. Conversion Procedure.

                        (i) At any time any holder of Series A Shares may convert all or any portion of the Series A Shares (including any fraction of a Series A Share) held by such holder into a number of shares of Common Stock computed by multiplying the number of Series A Shares to be converted by $500.00 and dividing the result by the Conversion Price then in effect.

                        (ii) Each conversion of Series A Shares will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A Shares to be converted have been surrendered at the principal office of the Corporation or its transfer agent, if any, provided that any such surrender must occur by 3:00 P.M. local time. At such time as such conversion has been effected, the rights of the holder of such Series A Shares as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                        (iii) As soon as possible after a conversion has been effected (but in any event within seven business days in the case of subparagraph (a) below), the Corporation will deliver to the converting holder:

                              (a) a certificate or certificates representing the
number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                              (b) payment in an amount equal to all declared but
unpaid dividends with respect to each Series A Share converted plus the amount payable under subparagraph (vi) below with respect to such conversion; and

                              (c) a certificate representing any Series A Shares
which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                        (iv) The issuance of certificates for shares of Common Stock upon conversion of Series A Shares will be made without charge to the holders of such Series A Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of each Series A Share, the Corporation will take all such actions as are necessary in order to ensure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

                        (v) The Corporation will not close its books against the transfer of Series A Shares or of Common Stock issued or issuable upon conversion of Series A Shares in any manner which interferes with the timely conversion of the Series A Shares.

                        (vi) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph (vi), be deliverable upon any conversion of the Series A Shares, the Corporation, in lieu of delivering the fractional share therefor, will pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                  6B. Conversion Price.

                        (i) The initial Conversion Price of the Series A Preferred will be $82.00. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this paragraph 6; provided, however, that notwithstanding the foregoing, no adjustment to the Conversion Price will be made or considered under this paragraph 6 with respect to the issuance or grant of up to 1,500 shares of Common Stock, including options or warrants to acquire Common Stock, in connection with any employee stock option or stock ownership plan, any consulting agreement or arrangement or any restricted stock agreement providing for the issuance of Common Stock at a price equal to the fair market value as determined by the Board of Directors in good faith; provided that the Board of Directors shall not issue or grant shares of Common Stock, including options or warrants to acquire shares of Common Stock, to any person who holds or has the right to acquire more than 3,000 shares of Common Stock (as presently constituted), or any affiliate or relative of such person, without the approval and consent of the member(s) of the Board of Directors designated by the holders of Series A Shares.

                        (ii) If and whenever after the Series A Closing
Date, the Corporation issues or sells, or in accordance with paragraph 6C of this Part C is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such time, except as provided in paragraph 6B(i) of this Part C, then forthwith upon such issue or sale the Conversion Price will be reduced to the Conversion Price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

                  6C. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 6B of this Part C, the following will be applicable:

                        (i) Issuance of Rights or Options. If the Corporation in any manner grants any right or option to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock, including all Series A Shares outstanding at the time (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of any such Options or upon conversion or exchange of any such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum number of shares of Common Stock issuable upon the exercise of such Option or upon conversion or exchange of the total maximum amount of such Convertible Security issuable upon the exercise of such Option will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(i), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such Options, plus in the case of such Options which are related to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made upon the actual issuance of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Security.

                        (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Conversion Price will be reduced as set forth in subparagraph 6B(ii) of this Part C. For purposes of determining the new Conversion Price, the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(ii), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this paragraph 6, no further adjustment of the Conversion Price will be made by reason of such issuance or sale.

                        (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or charged conversion rate, as the case may be, at the time initially granted, issued or sold.

                        (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder will be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                        (v) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Corporation therefor. In case any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the fair value (as defined infra) of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities will be determined in good faith jointly by the Corporation and the holders of a majority of the outstanding Series A Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the outstanding Series A Shares.

                        (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration to be determined pursuant to the procedures set forth in subparagraph 6C(v) of this Part C.

                        (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                        (viii) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided that if such dividend, distribution or subscription is not ultimately consummated, no adjustment will be made to the Conversion Price hereunder or, if so made, such adjustment will he rescinded.

                  6D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

                  6E. Reorganization. Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an Organic Change. Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A Shares then outstanding) to ensure that each of the holders of Series A Shares will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his or her Series A Shares immediately prior to such Organic Change. In any such case, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series A Shares then outstanding) to ensure that the provisions of this paragraph 6 and paragraph 7 of this Part C will thereafter be applicable to the Series A Shares (including, in the case of any such consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Series A Shares, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  6F. Certain Events. If any event occurs of the type contemplated by the provisions of this paragraph 6 but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series A Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this paragraph 6 or decrease the number of shares of Common Stock issuable upon conversion of each Series A Share.

                  6G. Notices.

                        (i) Within ten business days of any adjustment of the Conversion Price, the Corporation will give written notice thereof to all holders of Series A Shares.

                        (ii) The Corporation will give written notice to all holders of Series A Shares at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                        (iii) The Corporation will also give written notice to the holders of Series A Shares at least 20 days prior to the date on which any Organic Change will take place.

                  6H. Mandatory Conversion. The Corporation may at any time require the conversion of all of the outstanding Series A Shares if the Corporation is at such time effecting a firm commitment underwritten Public Offering of shares of its Common Stock in which the aggregate price paid by the public for the shares will be at least $10,000,000. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Public Offering and upon written notice of such mandatory conversion delivered to all holders of Series A Shares prior to such closing.

            7. Purchase Rights. If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series A Shares will be entitled to acquire at the time of conversion of Series A Shares by such holder (based on the number of shares of Common Stock issued upon such conversion), upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series A Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, that holders of Series A Shares shall not be entitled to any Purchase Rights under this Section 7 if such holders have received their pro rata share of such Purchase Rights as a dividend or distribution under paragraph 2A of this Part C or have received an adjustment in the Conversion Price of the Series A Shares under paragraph 6 of this Part C with respect to the issuance of such Purchase Rights.

            8. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Series A Shares. Upon the surrender of any certificate representing Series A Shares at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series A Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Series A Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

            9. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series A Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such mutilated certificate, the Corporation will (at the holder's expense) execute and deliver in lieu of such certificate a new certificate of identical tenor representing the number of Series A Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            10. Definitions. As used in Part C of this Article FOURTH, the following terms shall have the following meanings:

            "Common Stock" means the Corporation's Common Stock, par value $.01 per share, and for purposes other than the conversion of Series A Shares into Common Stock, includes any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

            "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraph 6C.

            "Junior Securities" means any of the Corporation's equity securities other than the Series A Shares or the Series B Shares.

            "Liquidation Value" of any Series A Share as of any particular date will be equal to the sum of $500.00 plus any declared and unpaid dividends on such Series A Share pursuant to paragraph 2A and not paid.

            "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined in good faith jointly by the Corporation and the holders of a majority of the Series A Shares. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an appraiser jointly selected by the Corporation and the holders of a majority of the Series A Shares.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided that for purposes of paragraph 6H, a Public Offering will not include an offering made in connection with a business acquisition or an employee benefit plan.

            "Redemption Date" as to any Series A Share means the date specified herein in the case of each redemption; provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid in full on such date, and if not so paid in full, the Redemption Date will be the date on which such Redemption Price is fully paid.

            "Series A Closing Date" means March 16, 1995.

            "Subsidiary" means any corporation of which the shares of stock having a majority of the general voting power in electing the Board of Directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            11. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of this Part C of this Article FOURTH of this

Amended and Restated Certificate of Incorporation without the prior written consent of the holders of a majority of the Series A Shares outstanding at the time such action is taken.

            12. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).

      D. Convertible Preferred Stock - Series B

            1. Designation. One Thousand (1,000) shares of the authorized Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred"). The shares of Series B Preferred are collectively referred to herein as "Series B Shares."

            2. Dividends and Distributions.

                  2A. Dividends. When and as any dividend or distribution is declared or paid by the Corporation on the Common Stock at any time prior to the conversion of all of the outstanding Series B Shares, whether payable in cash, property, securities or rights to acquire securities, the holders of Series B Shares will be entitled to participate with the holders of Common Stock in such dividend or distribution as set forth in this paragraph 2A. At the time such dividends or distribution is payable to the holders of Common Stock, the Corporation will pay each holder of Series B Shares a portion of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock obtainable upon conversion of such holder's Series B Shares. To the extent any dividends or distributions payable on any Series B Shares are not paid, the amount of such dividends or distributions will be added to the Liquidation Value of such Series B Shares and will remain a part thereof until such dividends or distributions are paid. The provisions of this paragraph 2A shall not apply to dividends or distributions payable in shares of Common Stock or in Options or Convertible Securities (as defined in paragraph 6 of this Part D) or any other dividend or distribution, if the declaration, distribution or payment thereof has resulted or will result in an adjustment to the Conversion Price of Series B Shares under paragraph 6 of this Part D.

                  2B. Distribution of Partial Dividend Payments. If at any time the Corporation pays less than the total amount of dividends then declared with respect to the Series B Shares, such payment will be distributed ratably among the holders of the Series B Shares.

            3. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series B Shares will be entitled to be paid pro rata, on a proportionate basis with Series A Shares, before any distribution or payment is made upon any shares of Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Series B Shares outstanding, and the holders of the Series B Shares will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series A Shares and Series B Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series A Shares and Series B Shares held by each such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 45 days prior to the payment date stated therein, to each record holder of Series A Shares and Series B Shares. The consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, or the reduction of the capital stock of the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3.

            4. Redemptions.

                  4A. Scheduled Redemption. On each applicable Scheduled Redemption Date (as defined in this paragraph 4A below), the Corporation will redeem the then outstanding Series B Shares at a price per share equal to the Redemption Price (as defined in paragraph 4B below) in accordance with the following schedule:

                        (i) One-third (1/3) of the number of Series B Shares outstanding on the fifth anniversary date of the Series B Closing Date (as defined in paragraph 10 below) (hereinafter "First Series B SRD");

                        (ii) One-third (1/3) of the number of Series B
Shares outstanding on the sixth anniversary date of the Series B Closing Date (hereinafter "Second Series B SRD"); and

                        (iii) One-third (1/3) of the number of Series B
Shares outstanding on the seventh anniversary date of the Series B Closing Date (hereinafter "Third Series B SRD").

      For purposes of this paragraph 4, the First Series B SRD, Second Series B SRD and Third Series B SRD are sometimes hereinafter referred to, where no distinction is required, as the "Scheduled Redemption Date".

      Notwithstanding any provision to the contrary contained in this paragraph 4, a holder of Series B Shares may elect not to have the eligible Series B Shares redeemed on the First Series B SRD; provided, that any shares eligible for redemption on the First Series B SRD which are not then presented for redemption, shall be eligible for redemption on the Second Series B SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Series B Shares on the Second Series B SRD is waived or delayed in accordance with this paragraph 4, all of the eligible shares which are not presented for redemption by the holders of Series B Shares on the First Series B SRD shall be presented by such holders of Series B Preferred for redemption by the Corporation on the Second Series B SRD.

      Notwithstanding any further provision to the contrary contained in this paragraph 4, a holder of Series B Shares may elect not to have the eligible Series B Shares redeemed on the Second Series B SRD (including any shares eligible for redemption on the First Series B SRD which were not presented to the Corporation for redemption and which then became eligible for redemption on the Second Series B SRD); provided, that any shares eligible for redemption on the Second Series B SRD which are not then presented for redemption, shall be eligible for redemption on the Third Series B SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Series B Shares on the Second Series B SRD is waived or delayed in accordance with this paragraph 4, all of the eligible shares which are not presented for redemption by the holders of Series B Shares on the Second Series B SRD shall be presented by such holders of Series B Preferred for redemption by the Corporation on the Third Series B SRD.

      If the funds of the Corporation legally available for redemption of the Series B Shares on any applicable Scheduled Redemption Date are insufficient to redeem the total number of Series B Shares presented for redemption on such date, those funds which are legally available will be used to redeem the maximum possible number of Series B Shares ratably among the Series B Shares presented for redemption. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series B Shares, such funds will immediately be used to redeem the balance of the Series B Shares which were presented for redemption on such date but which were not redeemed.

                  4B. Redemption Price. For each Series B Share which is to be redeemed, the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series B Share) an amount in immediately available funds (the "Redemption Price") equal to (i) the Liquidation Value thereof plus an accrued dividend of $160.00 per Series B Preferred Share per annum (or any portion thereof) from the Series B Closing Date to the actual Redemption Date.

                  4C. Notice of Redemption. The Corporation will mail written notice of each applicable redemption of Series B Shares to each record holder thereof not less than 30 days prior to the date on which such redemption is to be made. In case fewer than the total number of Series B Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Series B Shares will be issued to the holder thereof without cost to such holder within ten business days after surrender of the certificate representing the redeemed Series B Shares.

                  4D. Determination of the Number of Each Holder's Series B Shares to be Redeemed. Except as otherwise provided herein, the number of Series B Shares to be redeemed from each holder thereof on any Redemption Date hereunder will be the number of Series B Shares determined by multiplying (i) the total number of Series B Shares to be redeemed on a given Scheduled Redemption Date by (ii) a fraction, the numerator of which will be the total number of Series B Shares then held by such holder (which are subject to redemption on such Scheduled Redemption Date) and the denominator of which will be the total number of Series B Shares then outstanding (which are subject to redemption on such Scheduled Redemption Date).

                  4E. Dividends After Redemption Date. No Series B Share is entitled to any dividends declared after the date on which the Redemption Price of such Series B Share is paid. On such date all rights of the holder of such Series B Share will cease, and such Series B Share will not be deemed to be outstanding.

                  4F. Redeemed or Otherwise Acquired Redemption Series B Shares. Any Series B Shares which are redeemed or otherwise acquired by the Corporation will be cancelled and will not be reissued, sold or transferred.

                  4G. Other Redemptions or Acquisitions. Neither the Corporation nor any Subsidiary will redeem or otherwise acquire any Series B Shares, except as otherwise expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Series B Shares on the basis of the number of Series B Shares owned by each such holder.

            5. Voting Rights. Each holder of Series B Shares will be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise provided herein or as provided by law, the holders of Series B Shares will be entitled to vote with the holders of Common Stock upon all matters submitted to stockholders for a vote, with each Series B Share representing the number of votes equal to the number of shares of Common Stock into which each Series B Share is convertible at the time of such vote.

            6. Conversion.

                  6A. Conversion Procedure.

                        (i) At any time any holder of Series B Shares may convert all or any portion of the Series B Shares (including any fraction of a Series B Share) held by such holder into a number of shares of Common Stock computed by multiplying the number of Series B Shares to be converted by $1,600.00 and dividing the result by the Conversion Price then in effect.

                        (ii) Each conversion of Series B Shares will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series B Shares to be converted have been surrendered at the principal office of the Corporation or its transfer agent, if any, provided that any such surrender must occur by 3:00 P.M. local time. At such time as such conversion has been effected, the rights of the holder of such Series B Shares as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                        (iii) As soon as possible after a conversion has been effected (but in any event within seven business days in the case of subparagraph (a) below), the Corporation will deliver to the converting holder:

                              (a) a certificate or certificates representing the
number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                              (b) payment in an amount equal to all declared but
unpaid dividends with respect to each Series B Share converted plus the amount payable under subparagraph (vi) below with respect to such conversion; and

                              (c) a certificate representing any Series B Shares
which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                        (iv) The issuance of certificates for shares of Common Stock upon conversion of Series B Shares will be made without charge to the holders of such Series B Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of each Series B Share, the Corporation will take all such actions as are necessary in order to ensure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

                        (v) The Corporation will not close its books against the transfer of Series B Shares or of Common Stock issued or issuable upon conversion of Series B Shares in any manner which interferes with the timely conversion of the Series B Shares.

                        (vi) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph (vi), be deliverable upon any conversion of the Series B Shares, the Corporation, in lieu of delivering the fractional share therefor, will pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                  6B. Conversion Price.

                        (i) The initial Conversion Price of the Series B Preferred will be $200.30. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this paragraph 6; provided, however, that notwithstanding the foregoing, no adjustment to the Conversion Price will be made or considered under this paragraph 6 with respect to the issuance or grant of up to 2200 shares of Common Stock, including options or warrants to acquire Common Stock, in connection with any employee stock option or stock ownership plan, any consulting agreement or arrangement or any restricted stock agreement providing for the issuance of Common Stock at a price equal to the fair market value as determined by the Board of Directors in good faith; provided that the Board of Directors shall not issue or grant shares of Common Stock, including options or warrants to acquire shares of Common Stock, to any person who holds or has the right to acquire more than 3,000 shares of Common Stock (as presently constituted), or any affiliate or relative of such person, without the approval and consent of the member(s) of the Board of Directors designated by the holders of Series B Shares.

                        (ii) If and whenever after the Series B Closing
Date, the Corporation issues or sells, or in accordance with paragraph 6C of this Part D is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such time, except as provided in paragraph 6B(i) of this Part D, then forthwith upon such issue or sale the Conversion Price will be reduced to the Conversion Price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

                  6C. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 6B of this Part D, the following will be applicable:

                        (i) Issuance of Rights or Options. If the Corporation in any manner grants any right or option to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock, including all Series B Shares outstanding at the time (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of any such Options or upon conversion or exchange of any such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum number of shares of Common Stock issuable upon the exercise of such Option or upon conversion or exchange of the total maximum amount of such Convertible Security issuable upon the exercise of such Option will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(i), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such Options, plus in the case of such Options which are related to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the

Conversion Price will be made upon the actual issuance of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Security.

                        (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Conversion Price will be reduced as set forth in subparagraph 6B(ii) of this Part D. For purposes of determining the new Conversion Price, the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(ii), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this paragraph 6, no further adjustment of the Conversion Price will be made by reason of such issuance or sale.

                        (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or charged conversion rate, as the case may be, at the time initially granted, issued or sold.

                        (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder will be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                        (v) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Corporation therefor. In case any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the fair value (as defined infra) of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities will be determined in good faith jointly by the Corporation and the holders of a majority of the outstanding Series B Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the outstanding Series B Shares.

                        (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration to be determined pursuant to the procedures set forth in subparagraph 6C(v) of this Part D.

                        (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                        (viii) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided that if such dividend, distribution or subscription is not ultimately consummated, no adjustment will be made to the Conversion Price hereunder or, if so made, such adjustment will be rescinded.

                  6D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

                  6E. Reorganization, Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an Organic Change. Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Shares then outstanding) to ensure that each of the holders of Series B Shares will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his or her Series B Shares immediately prior to such Organic Change. In any such case, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Shares then outstanding) to ensure that the provisions of this paragraph 6 and paragraph 7 of this Part D will thereafter be applicable to the Series B Shares (including, in the case of any such consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Series B Shares, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series B Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  6F. Certain Events. If any event occurs of the type contemplated by the provisions of this paragraph 6 but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series B Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this paragraph 6 or decrease the number of shares of Common Stock issuable upon conversion of each Series B Share.

                  6G. Notices.

                        (i) Within ten business days of any adjustment of the Conversion Price, the Corporation will give written notice thereof to all holders of Series B Shares.

                        (ii) The Corporation will give written notice to all holders of Series B Shares at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                        (iii) The Corporation will also give written notice to the holders of Series B Shares at least 20 days prior to the date on which any Organic Change will take place.

                  6H. Mandatory Conversion. The Corporation may at any time require the conversion of all of the outstanding Series B Shares if the Corporation is at such time effecting a firm commitment underwritten Public Offering of shares of its Common Stock in which the aggregate price paid by the public for the shares will be at least $10,000,000. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Public Offering and upon written notice of such mandatory conversion delivered to all holders of Series B Shares prior to such closing.

            7. Purchase Rights. If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series B Shares will be entitled to acquire at the time of conversion of Series B Shares by such holder (based on the number of shares of Common Stock issued upon such conversion), upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series B Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, that holders of Series B Shares shall not be entitled to any Purchase Rights under this Section 7 if such holders have received their pro rata share of such Purchase Rights as a dividend or distribution under paragraph 2A of this Part D or have received an adjustment in the Conversion Price of the Series B Shares under paragraph 6 of this Part D with respect to the issuance of such Purchase Rights.

            8. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Series B Shares. Upon the surrender of any certificate representing Series B Shares at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series B Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Series B Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

            9. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series B Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such mutilated certificate, the Corporation will (at the holder's expense) execute and deliver in lieu of such certificate a new certificate of identical tenor representing the number of Series B Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            10. Definitions. As used in Part D of this Article FOURTH, the following terms shall have the following meanings:

            "Common Stock" means the Corporation's Common Stock, par value $.01 per share, and for purposes other than the conversion of Series B Shares into Common Stock, includes any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

            "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraph 6C.

            "Junior Securities" means any of the Corporation's equity securities other than the Series A Shares or the Series B Shares.

            "Liquidation Value" of any Series B Share as of any particular date will be equal to the sum of $1,600.00 plus any declared and unpaid dividends on such Series B Share pursuant to paragraph 2A and not paid.

            "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined in good faith jointly by the Corporation and the holders of a majority of the Series B Shares. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an appraiser jointly selected by the Corporation and the holders of a majority of the Series B Shares.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided that for purposes of paragraph 6H, a Public Offering will not include an offering made in connection with a business acquisition or an employee benefit plan.

            "Redemption Date" as to any Series B Share means the date specified herein in the case of each redemption; provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid in full on such date, and if not so paid in full, the Redemption Date will be the date on which such Redemption Price is fully paid.

            "Series B Closing Date" means October 18, 1995.

            "Subsidiary" means any corporation of which the shares of stock having a majority of the general voting power in electing the Board of Directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            11. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of this Part D of this Article FOURTH of this Amended and Restated Certificate of Incorporation without the prior written consent of the holders of a majority of the Series B Shares outstanding at the time such action is taken.

            12. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder)."

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Assistant Secretary this 17th day of October, 1995.

                                          HEALTHGATE DATA CORP.


                                          By: /s/ William S. Reece
                                              --------------------
                                              William S. Reece, President

ATTEST:


By: /s/Stephen M. Kane
    ------------------
    Stephen M. Kane
    Assistant Secretary

                           CERTIFICATE OF AMENDMENT OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              HEALTHGATE DATA CORP.

      HealthGate Data Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of the Corporation has duly adopted a resolution, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Corporation's Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

      SECOND: That the stockholders of the Corporation have duly approved said amendment by the required vote of such stockholders, adopted by the written consent of a majority in interest of each class of stockholders in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of the amendment herein certified has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.

      THIRD: That the Amended and Restated Certificate of Incorporation of the Corporation, as previously amended, is hereby further amended as follows:

                  (A)   by deleting the first paragraph of Article Fourth (said
                        paragraph begins "The total number..." and ends ".... to
                        $1,020.00"), and inserting therefor the following:

            "FOURTH. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 103,000 shares, consisting of 100,000 shares of Common Stock, $.01 par value per share, and 3,000 shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to $1,030.00."

                  (B) by adding a new Part E to Article Fourth as follows:

      "E. Convertible Preferred Stock - Series C

            1. Designation. One Thousand (1,000) shares of the authorized Preferred Stock of the Corporation are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred"). The shares of Series C Preferred are collectively referred to herein as "Series C Shares."

            2. Dividends and Distributions.

                  2A. Dividends. When and as any dividend or distribution is declared or paid by the Corporation on the Common Stock at any time prior to the conversion of all of the outstanding Series C Shares, whether payable in cash, property, securities or rights to acquire securities, the holders of Series C Shares will be entitled to participate with the holders of Common Stock in such dividend or distribution as set forth in this paragraph 2A. At the time such dividends or distribution is payable to the holders of Common Stock, the Corporation will pay each holder of Series C Shares a portion of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock obtainable upon conversion of such holder's Series C Shares. To the extent any dividends or distributions payable on any Series C Shares are not paid, the amount of such dividends or distributions will be added to the Liquidation Value of such Series C Shares and will remain a part thereof until such dividends or distributions are paid. The provisions of this paragraph 2A shall not apply to dividends or distributions payable in shares of Common Stock or in Options or Convertible Securities (as defined in paragraph 6 of this Part E) or any other dividend or distribution, if the declaration, distribution or payment thereof has resulted or will result in an adjustment to the Conversion Price of Series C Shares under paragraph 6 of this Part E.

                  2B. Distribution of Partial Dividend Payments. If at any time the Corporation pays less than the total amount of dividends then declared with respect to the Series C Shares, such payment will be distributed ratably among the holders of the Series C Shares.

            3. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series C Shares will be entitled to be paid pro rata, on a proportionate basis with Series A Shares and Series B Shares, before any distribution or payment is made upon any shares of Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Series C Shares outstanding, and the holders of the Series C Shares will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series A Shares, Series B Shares and Series C Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series A Shares, Series B Shares and Series C Shares held by each such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 45 days prior to the payment date stated therein, to each record holder of Series A Shares, Series B Shares and Series C Shares. The consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, or the reduction of the capital stock of the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3.

            4. Redemptions.

                  4A. Scheduled Redemption. On each applicable Scheduled Redemption Date (as defined in this paragraph 4A below), the Corporation will redeem the then outstanding Series C Shares at a price per share equal to the Redemption Price (as defined in paragraph 4B below) in accordance with the following schedule:

                        (i) One-third (1/3) of the number of Series C Shares outstanding on the fifth anniversary date of the Series C Closing Date (as defined in paragraph 10 below) (hereinafter "First Series C SRD");

                        (ii) One-third (1/3) of the number of Series C Shares outstanding on the sixth anniversary date of the Series C Closing Date (hereinafter "Second Series C SRD"); and

                        (iii) One-third (1/3) of the number of Series C Shares outstanding on the seventh anniversary date of the Series C Closing Date (hereinafter "Third Series C SRD").

      For purposes of this paragraph 4, the First Series C SRD, Second Series C SRD and Third Series C SRD are sometimes hereinafter referred to, where no distinction is required, as the "Scheduled Redemption Date".

      Notwithstanding any provision to the contrary contained in this paragraph 4, a holder of Series C Shares may elect not to have the eligible Series C Shares redeemed on the First Series C SRD; provided, that any shares eligible for redemption on the First Series C SRD which are not then presented for redemption, shall be eligible for redemption on the Second Series C SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Series C Shares on the Second Series C SRD is waived or delayed in accordance with this paragraph 4, all of the eligible shares which are not presented for redemption by the holders of Series C Shares on the First Series C SRD shall be presented by such holders of Series C Preferred for redemption by the Corporation on the Second Series C SRD.

      Notwithstanding any further provision to the contrary contained in this paragraph 4, a holder of Series C Shares may elect not to have the eligible Series C Shares redeemed on the Second Series C SRD (including any shares eligible for redemption on the First Series C SRD which were not presented to the Corporation for redemption and which then became eligible for redemption on the Second Series C SRD); provided, that any shares eligible for redemption on the Second Series C SRD which are not then presented for redemption, shall be eligible for redemption on the Third Series C SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Series C Shares on the Second Series C SRD is waived or delayed in accordance with this paragraph 4, all of the eligible shares which are not presented for redemption by the holders of Series C Shares on the Second Series C SRD shall be presented by such holders of Series C Preferred for redemption by the Corporation on the Third Series C SRD.

      If the funds of the Corporation legally available for redemption of the Series C Shares on any applicable Scheduled Redemption Date are insufficient to redeem the total number of Series C Shares presented for redemption on such date, those funds which are legally available will be used to redeem the maximum possible number of Series C Shares ratably among the Series C Shares presented for redemption. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series C Shares, such funds will immediately be used to redeem the balance of the Series C Shares which were presented for redemption on such date but which were not redeemed.

                  4B. Redemption Price. For each Series C Share which is to be redeemed, the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series C Share) an amount in immediately available funds (the "Redemption Price") equal to (i) the Liquidation Value thereof plus an accrued dividend of $100.00 per Series C Preferred Share per annum (or any portion thereof) from the Series C Closing Date to the actual Redemption Date.

                  4C. Notice of Redemption. The Corporation will mail written notice of each applicable redemption of Series C Shares to each record holder thereof not less than 30 days prior to the date on which such redemption is to be made. In case fewer than the total number of Series C Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Series C Shares will be issued to the holder thereof without cost to such holder within ten business days after surrender of the certificate representing the redeemed Series C Shares.

                  4D. Determination of the Number of Each Holder's Series C Shares to be Redeemed. Except as otherwise provided herein, the number of Series C Shares to be redeemed from each holder thereof on any Redemption Date hereunder will be the number of Series C Shares determined by multiplying (i) the total number of Series C Shares to be redeemed on a given Scheduled Redemption Date by (ii) a fraction, the numerator of which will be the total number of Series C Shares then held by such holder (which are subject to redemption on such Scheduled Redemption Date) and the denominator of which will be the total number of Series C Shares then outstanding (which are subject to redemption on such Scheduled Redemption Date).

                  4E. Dividends After Redemption Date. No Series C Share is entitled to any dividends declared after the date on which the Redemption Price of such Series C Share is paid. On such date all rights of the holder of such Series C Share will cease, and such Series C Share will not be deemed to be outstanding.

                  4F. Redeemed or Otherwise Acquired Redemption Series C Shares. Any Series C Shares which are redeemed or otherwise acquired by the Corporation will be cancelled and will not be reissued, sold or transferred.

                  4G. Other Redemptions or Acquisitions. Neither the Corporation nor any Subsidiary will redeem or otherwise acquire any Series C Shares, except as otherwise expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Series C Shares on the basis of the number of Series C Shares owned by each such holder.

            5. Voting Rights. Each holder of Series C Shares will be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise provided herein or as provided by law, the holders of Series C Shares will be entitled to vote with the holders of Common Stock upon all matters submitted to stockholders for a vote, with each Series C Share representing the number of votes equal to the number of shares of Common Stock into which each Series C Share is convertible at the time of such vote.

            6. Conversion.

                  6A. Conversion Procedure.

                        (i) At any time any holder of Series C Shares may convert all or any portion of the Series C Shares (including any fraction of a Series C Share) held by such holder into a number of shares of Common Stock computed by multiplying the number of Series C Shares to be converted by $1,000.00 and dividing the result by the Conversion Price then in effect.

                        (ii) Each conversion of Series C Shares will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series C Shares to be converted have been surrendered at the principal office of the Corporation or its transfer agent, if any, provided that any such surrender must occur by 3:00 P.M. local time. At such time as such conversion has been effected, the rights of the holder of such Series C Shares as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                        (iii) As soon as possible after a conversion has been effected (but in any event within seven business days in the case of subparagraph (a) below), the Corporation will deliver to the converting holder:

                              (a) a certificate or certificates representing the
number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                              (b) payment in an amount equal to all declared but
unpaid dividends with respect to each Series C Share converted plus the amount payable under subparagraph (vi) below with respect to such conversion; and

                              (c) a certificate representing any Series C Shares
which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                        (iv) The issuance of certificates for shares of Common Stock upon conversion of Series C Shares will be made without charge to the holders of such Series C Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of each Series C Share, the Corporation will take all such actions as are necessary in order to ensure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

                        (v) The Corporation will not close its books against the transfer of Series C Shares or of Common Stock issued or issuable upon conversion of Series C Shares in any manner which interferes with the timely conversion of the Series C Shares.

                        (vi) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph (vi), be deliverable upon any conversion of the Series C Shares, the Corporation, in lieu of delivering the fractional share therefor, will pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                  6B. Conversion Price.

                        (i) The initial Conversion Price of the Series C Preferred will be $360.62. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this paragraph 6; provided, however, that notwithstanding the foregoing, no adjustment to the Conversion Price will be made or considered under this paragraph 6 with respect to (i) the issuance or grant of up to 6,000 shares of Common Stock, including options or warrants to acquire Common Stock, in connection with any employee stock option or stock ownership plan, any consulting agreement or arrangement or any restricted stock agreement providing for the issuance of Common Stock at a price equal to the fair market value as determined by the Board of Directors in good faith; provided that the Board of Directors shall not issue or grant shares of Common Stock, including options or warrants to acquire shares of Common Stock, to any person who holds or has the right to acquire more than 3,000 shares of Common Stock (as presently constituted), or any affiliate or relative of such person, without the approval and consent of the member(s) of the Board of Directors designated by the holders of Series B Shares; or (ii) the issuance or grant of Common Stock or options for Common Stock to non-employee directors for their services as directors.

                        (ii) If and whenever after the Series C Closing Date, the Corporation issues or sells, or in accordance with paragraph 6C of this Part E is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such time, except as provided in paragraph 6B(i) of this Part E, then forthwith upon such issue or sale the Conversion Price will be reduced to the Conversion Price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

                  6C. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 6B of this Part E, the following will be applicable:

                        (i) Issuance of Rights or Options. If the Corporation in any manner grants any right or option to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock, including all Series C Shares outstanding at the time (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of any such Options or upon conversion or exchange of any such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum number of shares of Common Stock issuable upon the exercise of such Option or upon conversion or exchange of the total maximum amount of such Convertible Security issuable upon the exercise of such Option will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(i), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such Options, plus in the case of such Options which are related to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made upon the actual issuance of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Security.

                        (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Conversion Price will be reduced as set forth in subparagraph 6B(ii) of this Part E. For purposes of determining the new Conversion Price, the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(ii), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this paragraph 6, no further adjustment of the Conversion Price will be made by reason of such issuance or sale.

                        (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or charged conversion rate, as the case may be, at the time initially granted, issued or sold.

                        (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder will be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                        (v) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Corporation therefor. In case any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the fair value (as defined infra) of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities will be determined in good faith jointly by the Corporation and the holders of a majority of the outstanding Series C Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the outstanding Series C Shares.

                        (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration to be determined pursuant to the procedures set forth in subparagraph 6C(v) of this Part E.

                        (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                        (viii) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided that if such dividend, distribution or subscription is not ultimately consummated, no adjustment will be made to the Conversion Price hereunder or, if so made, such adjustment will be rescinded.

                  6D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

                  6E. Reorganization, Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an Organic Change. Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series C Shares then outstanding) to ensure that each of the holders of Series C Shares will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series C Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his or her Series C Shares immediately prior to such Organic Change. In any such case, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series C Shares then outstanding) to ensure that the provisions of this paragraph 6 and paragraph 7 of this Part E will thereafter be applicable to the Series C Shares (including, in the case of any such consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Series C Shares, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series C Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  6F. Certain Events. If any event occurs of the type contemplated by the provisions of this paragraph 6 but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series C Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this paragraph 6 or decrease the number of shares of Common Stock issuable upon conversion of each Series C Share.

                  6G. Notices.

                        (i) Within ten business days of any adjustment of the Conversion Price, the Corporation will give written notice thereof to all holders of Series C Shares.

                        (ii) The Corporation will give written notice to all holders of Series C Shares at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                        (iii) The Corporation will also give written notice to the holders of Series C Shares at least 20 days prior to the date on which any Organic Change will take place.

                  6H. Mandatory Conversion. The Corporation may at any time require the conversion of all of the outstanding Series C Shares if the Corporation is at such time effecting a firm commitment underwritten Public Offering of shares of its Common Stock in which the aggregate price paid by the public for the shares will be at least $10,000,000. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Public Offering and upon written notice of such mandatory conversion delivered to all holders of Series C Shares prior to such closing.

            7. Purchase Rights. If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series C Shares will be entitled to acquire at the time of conversion of Series C Shares by such holder (based on the number of shares of Common Stock issued upon such conversion), upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series C Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, that holders of Series C Shares shall not be entitled to any Purchase Rights under this Section 7 if such holders have received their pro rata share of such Purchase Rights as a dividend or distribution under paragraph 2A of this Part E or have received an adjustment in the Conversion Price of the Series C Shares under paragraph 6 of this Part E with respect to the issuance of such Purchase Rights.

            8. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Series C Shares. Upon the surrender of any certificate representing Series C Shares at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series C Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Series C Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

            9. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series C Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such mutilated certificate, the Corporation will (at the holder's expense) execute and deliver in lieu of such certificate a new certificate of identical tenor representing the number of Series C Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            10. Definitions. As used in Part E of this Article FOURTH, the following terms shall have the following meanings:

            "Common Stock" means the Corporation's Common Stock, par value $.01 per share, and for purposes other than the conversion of Series C Shares into Common Stock, includes any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

            "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraph 6C.

            "Junior Securities" means any of the Corporation's equity securities other than the Series A Shares, the Series B Shares or the Series C Shares.

            "Liquidation Value" of any Series C Share as of any particular date will be equal to the sum of $1,000.00 plus any declared and unpaid dividends on such Series C Share pursuant to paragraph 2A and not paid.

            "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined in good faith jointly by the Corporation and the holders of a majority of the Series C Shares. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an appraiser jointly selected by the Corporation and the holders of a majority of the Series C Shares.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided that for purposes of paragraph 6H, a Public Offering will not include an offering made in connection with a business acquisition or an employee benefit plan.

            "Redemption Date" as to any Series C Share means the date specified herein in the case of each redemption; provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid in full on such date, and if not so paid in full, the Redemption Date will be the date on which such Redemption Price is fully paid.

            "Series C Closing Date" means the date on which the first Series C Shares are sold and issued, which date is expected to be August 21, 1996.

            "Subsidiary" means any corporation of which the shares of stock having a majority of the general voting power in electing the Board of Directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            11. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of this Part E of this Article FOURTH of this Amended and Restated Certificate of Incorporation without the prior written consent of the holders of a majority of the Series C Shares outstanding at the time such action is taken.

            12. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder)."

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Assistant Secretary this 19th day of August, 1996.

                                          HEALTHGATE DATA CORP.


                                          By: /s/ William S. Reece
                                              --------------------
                                              William S. Reece, President

ATTEST:


By: /s/ Stephen M. Kane
    -------------------
    Stephen M. Kane
    Assistant Secretary

                           CERTIFICATE OF AMENDMENT OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              HEALTHGATE DATA CORP.

      HealthGate Data Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of the Corporation has duly adopted a resolution, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Corporation's Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

      SECOND: That the stockholders of the Corporation have duly approved said amendment by the required vote of such stockholders, adopted by the written consent of a majority in interest of each class of stockholders in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of the amendment herein certified has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.

      THIRD: That the Amended and Restated Certificate of Incorporation of the Corporation, as previously amended, is hereby further amended as follows:

                  (A)   by deleting the first paragraph of Article Fourth (said
                        paragraph begins "The total number..." and ends ".... to
                        $1,030.00"), and inserting therefor the following:

            "FOURTH. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 104,667 shares, consisting of 100,000 shares of Common Stock, $.01 par value per share, and 4,667 shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to $1,046.67."

                  (B) by adding a new Part F to Article Fourth as follows:

      "F. Convertible Preferred Stock - Series D

            1. Designation. One Thousand Six Hundred Sixty-seven (1,667) shares of the authorized Preferred Stock of the Corporation are hereby designated "Series D Convertible Preferred Stock" (the "Series D Preferred"). The shares of Series D Preferred are collectively referred to herein as "Series D Shares."

            2. Dividends and Distributions.

                  2A. Dividends. When and as any dividend or distribution is declared or paid by the Corporation on the Common Stock at any time prior to the conversion of all of the outstanding Series D Shares, whether payable in cash, property, securities or rights to acquire securities, the holders of Series D Shares will be entitled to participate with the holders of Common Stock in such dividend or distribution as set forth in this paragraph 2A. At the time such dividends or distribution is payable to the holders of Common Stock, the Corporation will pay each holder of Series D Shares a portion of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock obtainable upon conversion of such holder's Series D Shares. To the extent any dividends or distributions payable on any Series D Shares are not paid, the amount of such dividends or distributions will be added to the Liquidation Value of such Series D Shares and will remain a part thereof until such dividends or distributions are paid. The provisions of this paragraph 2A shall not apply to dividends or distributions payable in shares of Common Stock or in Options or Convertible Securities (as defined in paragraph 6 of this Part F) or any other dividend or distribution, if the declaration, distribution or payment thereof has resulted or will result in an adjustment to the Conversion Price of Series D Shares under paragraph 6 of this Part F.

                  2B. Distribution of Partial Dividend Payments. If at any time the Corporation pays less than the total amount of dividends then declared with respect to the Series D Shares, such payment will be distributed ratably among the holders of the Series D Shares.

            3. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series D Shares will be entitled to be paid pro rata, on a proportionate basis with Series A Shares, Series B Shares and Series C Shares, before any distribution or payment is made upon any shares of Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Series D Shares outstanding, and the holders of the Series D Shares will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series A Shares, Series B Shares, Series C Shares and Series D Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series A Shares, Series B Shares, Series C Shares and Series D Shares held by each such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 45 days prior to the payment date stated therein, to each record holder of Series A Shares, Series B Shares, Series C Shares and Series D Shares. The consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, or the reduction of the capital stock of the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3.

      To the extent that the terms of this paragraph 3 conflict with or are different from the plans of distribution set forth in paragraph 3 of Parts C, D, and E of this Article FOURTH, the terms of this paragraph 3 govern, and the terms of paragraph 3 of Parts C, D, and E of this Article FOURTH are hereby deemed amended and restated to conform to the plan of distribution set forth in this paragraph 3.

            4. Redemptions.

                  4A. Scheduled Redemption. On each applicable Scheduled Redemption Date (as defined in this paragraph 4A below), the Corporation will redeem the then outstanding Series D Shares at a price per share equal to the Redemption Price (as defined in paragraph 4B below) in accordance with the following schedule:

                        (i) One-third (1/3) of the number of Series D Shares outstanding on the fifth anniversary date of the Series D Closing Date (as defined in paragraph 10 below) (hereinafter "First Series D SRD");

                        (ii) One-third (1/3) of the number of Series D Shares outstanding on the sixth anniversary date of the Series D Closing Date (hereinafter "Second Series D SRD"); and

                        (iii) One-third (1/3) of the number of Series D Shares outstanding on the seventh anniversary date of the Series D Closing Date (hereinafter "Third Series D SRD").

      For purposes of this paragraph 4, the First Series D SRD, Second Series D SRD and

Third Series D SRD are sometimes hereinafter referred to, where no distinction is required, as the "Scheduled Redemption Date".

      Notwithstanding any provision to the contrary contained in this paragraph 4, a holder of Series D Shares may elect not to have the eligible Series D Shares redeemed on the First Series D SRD; provided, that any shares eligible for redemption on the First Series D SRD which are not then presented for redemption, shall be eligible for redemption on the Second Series D SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Series D Shares on the Second Series D SRD is waived or delayed in accordance with this paragraph 4, all of the eligible shares which are not presented for redemption by the holders of Series D Shares on the First Series D SRD shall be presented by such holders of Series D Preferred for redemption by the Corporation on the Second Series D SRD.

      Notwithstanding any further provision to the contrary contained in this paragraph 4, a holder of Series D Shares may elect not to have the eligible Series D Shares redeemed on the Second Series D SRD (including any shares eligible for redemption on the First Series D SRD which were not presented to the Corporation for redemption and which then became eligible for redemption on the Second Series D SRD); provided, that any shares eligible for redemption on the Second Series D SRD which are not then presented for redemption, shall be eligible for redemption on the Third Series D SRD in accordance with this paragraph 4. Unless the redemption of all of the eligible Series D Shares on the Second Series D SRD is waived or delayed in accordance with this paragraph 4, all of the eligible shares which are not presented for redemption by the holders of Series D Shares on the Second Series D SRD shall be presented by such holders of Series D Preferred for redemption by the Corporation on the Third Series D SRD.

      If the funds of the Corporation legally available for redemption of the Series D Shares on any applicable Scheduled Redemption Date are insufficient to redeem the total number of Series D Shares presented for redemption on such date, those funds which are legally available will be used to redeem the maximum possible number of Series D Shares ratably among the Series D Shares presented for redemption. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series D Shares, such funds will immediately be used to redeem the balance of the Series D Shares which were presented for redemption on such date but which were not redeemed.

                  4B. Redemption Price. For each Series D Share which is to be redeemed, the Corporation will be obligated on the applicable Scheduled Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Series D Share) an amount in immediately available funds (the "Redemption Price") equal to (i) the Liquidation Value thereof plus an accrued dividend of $150.00 per Series D Preferred Share per annum (or any portion thereof) from the Series D Closing Date to the actual Redemption Date.

                  4C. Notice of Redemption. The Corporation will mail written notice of each applicable redemption of Series D Shares to each record holder thereof not less than 30 days prior to the date on which such redemption is to be made. In case fewer than the total number of Series D Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Series D Shares will be issued to the holder thereof without cost to such holder within ten business days after surrender of the certificate representing the redeemed Series D Shares.

                  4D. Determination of the Number of Each Holder's Series D Shares to be Redeemed. Except as otherwise provided herein, the number of Series D Shares to be redeemed from each holder thereof on any Redemption Date hereunder will be the number of Series D Shares determined by multiplying (i) the total number of Series D Shares to be redeemed on a given Scheduled Redemption Date by (ii) a fraction, the numerator of which will be the total number of Series D Shares then held by such holder (which are subject to redemption on such Scheduled Redemption Date) and the denominator of which will be the total number of Series D Shares then outstanding (which are subject to redemption on such Scheduled Redemption Date).

                  4E. Dividends After Redemption Date. No Series D Share is entitled to any dividends declared after the date on which the Redemption Price of such Series D Share is paid. On such date all rights of the holder of such Series D Share will cease, and such Series D Share will not be deemed to be outstanding.

                  4F. Redeemed or Otherwise Acquired Redemption Series D Shares. Any Series D Shares which are redeemed or otherwise acquired by the Corporation will be cancelled and will not be reissued, sold or transferred.

                  4G. Other Redemptions or Acquisitions. Neither the Corporation nor any Subsidiary will redeem or otherwise acquire any Series D Shares, except as otherwise expressly authorized herein, in accordance with the terms of a certain agreement entered into by and among the Corporation and substantially all holders of the Corporation's capital stock in connection with the issuance of the Series D Shares, or pursuant to a purchase offer made pro rata to all holders of Series D Shares on the basis of the number of Series D Shares owned by each such holder.

            5. Voting Rights. Each holder of Series D Shares will be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise provided herein or as provided by law, the holders of Series D Shares will be entitled to vote with the holders of Common Stock upon all matters submitted to stockholders for a vote, with each Series D Share representing the number of votes equal to the number of shares of Common Stock into which each Series D Share is convertible at the time of such vote.

            6. Conversion.

                  6A. Conversion Procedure.

                        (i) At any time any holder of Series D Shares may convert all or any portion of the Series D Shares (including any fraction of a Series D Share) held by such holder into a number of shares of Common Stock computed by multiplying the number of Series D Shares to be converted by $1,500.00 and dividing the result by the Conversion Price then in effect.

                        (ii) Each conversion of Series D Shares will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series D Shares to be converted have been surrendered at the principal office of the Corporation or its transfer agent, if any, provided that any such surrender must occur by 3:00 P.M. local time. At such time as such conversion has been effected, the rights of the holder of such Series D Shares as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                        (iii) As soon as possible after a conversion has been effected (but in any event within seven business days in the case of subparagraph (a) below), the Corporation will deliver to the converting holder:

                              (a) a certificate or certificates representing the
number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                              (b) payment in an amount equal to all declared but
unpaid dividends with respect to each Series D Share converted plus the amount payable under subparagraph (vi) below with respect to such conversion; and

                              (c) a certificate representing any Series D Shares
which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                        (iv) The issuance of certificates for shares of Common Stock upon conversion of Series D Shares will be made without charge to the holders of such Series D Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of each Series D Share, the Corporation will take all such actions as are necessary in order to ensure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

                        (v) The Corporation will not close its books against the transfer of Series D Shares or of Common Stock issued or issuable upon conversion of Series D Shares in any manner which interferes with the timely conversion of the Series D Shares.

                        (vi) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph (vi), be deliverable upon any conversion of the Series D Shares, the Corporation, in lieu of delivering the fractional share therefor, will pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                  6B. Conversion Price.

                        (i) The initial Conversion Price of the Series D Preferred will be $373.10. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this paragraph 6; provided, however, that notwithstanding the foregoing, no adjustment to the Conversion Price will be made or considered under this paragraph 6 with respect to (a) the issuance or grant of up to 6,000 shares of Common Stock, including options or warrants to acquire Common Stock, in connection with any employee stock option or stock ownership plan, any consulting agreement or arrangement or any restricted stock agreement providing for the issuance of Common Stock at a price equal to the fair market value as determined by the Board of Directors in good faith; or (b) the issuance or grant of Common Stock or options for Common Stock to non-employee directors for their services as directors.

                        (ii) If and whenever after the Series D Closing Date, the Corporation issues or sells, or in accordance with paragraph 6C of this Part F is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such time, except as provided in paragraph 6B(i) of this Part F, then forthwith upon such issue or sale the Conversion Price will be reduced to the Conversion Price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

                  6C. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 6B of this Part F, the following will be applicable:

                        (i) Issuance of Rights or Options. If the Corporation in any manner grants any right or option to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock, including all Series D Shares outstanding at the time (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of any such Options or upon conversion or exchange of any such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum number of shares of Common Stock issuable upon the exercise of such Option or upon conversion or exchange of the total maximum amount of such Convertible Security issuable upon the exercise of such Option will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(i), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such Options, plus in the case of such Options which are related to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made upon the actual issuance of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Security.

                        (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Conversion Price will be reduced as set forth in subparagraph 6B(ii) of this Part F. For purposes of determining the new Conversion Price, the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(ii), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this paragraph 6, no further adjustment of the Conversion Price will be made by reason of such issuance or sale.

                        (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or charged conversion rate, as the case may be, at the time initially granted, issued or sold.

                        (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder will be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                        (v) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Corporation therefor. In case any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the fair value (as defined infra) of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities will be determined in good faith jointly by the Corporation and the holders of a majority of the outstanding Series D Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the outstanding Series D Shares.

                        (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration to be determined pursuant to the procedures set forth in subparagraph 6C(v) of this Part F.

                        (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                        (viii) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided that if such dividend, distribution or subscription is not ultimately consummated, no adjustment will be made to the Conversion Price hereunder or, if so made, such adjustment will be rescinded.

                  6D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

                  6E. Reorganization, Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an Organic Change. Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series D Shares then outstanding) to ensure that each of the holders of Series D Shares will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series D Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his or her Series D Shares immediately prior to such Organic Change. In any such case, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series D Shares then outstanding) to ensure that the provisions of this paragraph 6 and paragraph 7 of this Part F will thereafter be applicable to the Series D Shares (including, in the case of any such consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Series D Shares, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series D Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  6F. Certain Events. If any event occurs of the type contemplated by the provisions of this paragraph 6 but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series D Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this paragraph 6 or decrease the number of shares of Common Stock issuable upon conversion of each Series D Share.

                  6G. Notices.

                        (i) Within ten business days of any adjustment of the Conversion Price, the Corporation will give written notice thereof to all holders of Series D Shares.

                        (ii) The Corporation will give written notice to all holders of Series D Shares at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                        (iii) The Corporation will also give written notice to the holders of Series D Shares at least 20 days prior to the date on which any Organic Change will take place.

                  6H. Mandatory Conversion. The Corporation may at any time require the conversion of all of the outstanding Series D Shares if the Corporation is at such time effecting a firm commitment underwritten Public Offering of shares of its Common Stock in which the aggregate price paid by the public for the shares will be at least $10,000,000. Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Public Offering and upon written notice of such mandatory conversion delivered to all holders of Series D Shares prior to such closing.

            7. Purchase Rights. If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series D Shares will be entitled to acquire at the time of conversion of Series D Shares by such holder (based on the number of shares of Common Stock issued upon such conversion), upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series D Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, that holders of Series D Shares shall not be entitled to any Purchase Rights under this Section 7 if such holders have received their pro rata share of such Purchase Rights as a dividend or distribution under paragraph 2A of this Part F or have received an adjustment in the Conversion Price of the Series D Shares under paragraph 6 of this Part F with respect to the issuance of such Purchase Rights.

            8. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Series D Shares. Upon the surrender of any certificate representing Series D Shares at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series D Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Series D Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

            9. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series D Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such mutilated certificate, the Corporation will (at the holder's expense) execute and deliver in lieu of such certificate a new certificate of identical tenor representing the number of Series D Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            10. Definitions. As used in Part F of this Article FOURTH and, with respect to the term "Junior Securities", as such term is used in Parts C, D and E of this Article FOURTH, notwithstanding any definition of such term in such Parts to the contrary, the following terms shall have the following meanings:

            "Common Stock" means the Corporation's Common Stock, par value $.01 per share, and for purposes other than the conversion of Series D Shares into Common Stock, includes any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

            "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraph 6C.

            "Junior Securities" means any of the Corporation's equity securities other than the Series A Shares, the Series B Shares, the Series C Shares or the Series D Shares.

            "Liquidation Value" of any Series D Share as of any particular date will be equal to the sum of $1,500.00 plus any declared and unpaid dividends on such Series D Share pursuant to paragraph 2A and not paid.

            "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined in good faith jointly by the Corporation and the holders of a majority of the Series D Shares. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an appraiser jointly selected by the Corporation and the holders of a majority of the Series D Shares. The cost of such appraisal shall be paid fifty percent (50%) by the Company and fifty percent (50%) by the holders of Series D Shares.

            "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a limited liability partnership, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided that for purposes of paragraph 6H, a Public Offering will not include an offering made in connection with a business acquisition or an employee benefit plan.

            "Redemption Date" as to any Series D Share means the date specified herein in the case of each redemption; provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid in full on such date, and if not so paid in full, the Redemption Date will be the date on which such Redemption Price is fully paid.

            "Series D Closing Date" means the date on which the first Series D Shares are sold and issued, which date is expected to be December 20, 1996.

            "Subsidiary" means any corporation of which the shares of stock having a majority of the general voting power in electing the Board of Directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

            11. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of this Part F of this Article FOURTH of this Amended and Restated Certificate of Incorporation without the prior written consent of the holders of a majority of the Series D Shares outstanding at the time such action is taken.

            12. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder)."

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Assistant Secretary this 19th day of December, 1996.

                                          HEALTHGATE DATA CORP.

[CORPORATE SEAL]
                                          By: /s/ William S. Reece
                                              --------------------
                                              William S. Reece, President
ATTEST:


By: /s/ Stephen M. Kane
    -------------------
    Stephen M. Kane
    Assistant Secretary

                           CERTIFICATE OF AMENDMENT OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              HEALTHGATE DATA CORP.

      HealthGate Data Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of the Corporation has duly adopted a resolution, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Corporation's Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

      SECOND: That the stockholders of the Corporation have duly approved said amendment by the required vote of such stockholders, adopted by the vote of a majority in interest of each class of stockholders at the annual meeting of stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      THIRD: That the Certificate of Incorporation of the Corporation, as previously amended, is hereby further amended by revising Section B of Article Fourth to read in its entirety as follows:

"B. Preferred Stock

      The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any series and the voting powers, designations, preferences and relative participating options or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of all shares of such series. The authority of the Board of Directors with respect to each series shall include, without limitation thereto, the determination of all of the following, and the shares of each series may vary from the shares of any other series in any or all of the following respects:

            (1) the number of shares constituting such series, and the designation thereof to distinguish the shares of all other series;

            (2) the annual dividend rate on the shares of such series, whether such dividends are payable in installments and whether such dividends shall be cumulative and, if cumulative, the date from which such dividends shall accumulate;

            (3) the preference, if any, of the shares of such series in the event of any voluntary or involuntary liquidation or dissolution of the Corporation;

            (4) the voting rights, if any, of the shares of such series, in addition to the voting rights prescribed by law, and the terms and conditions of exercise of any such voting rights;

            (5) the redemption price or prices, if any, of the shares of such series, and the terms and conditions of any such redemption;

            (6) the right, if any, of the shares of such series to be converted into shares of any other series or class, and the terms and conditions of any such conversion; and

            (7) any other relative rights, preferences and limitations of the shares of such series.

      Any shares of Preferred Stock which may be redeemed, purchased or acquired by the corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless expressly provided herein or by law."

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President this 20th day of June, 1997.

                                          HEALTHGATE DATA CORP.

[CORPORATE SEAL]
                                          By: /s/ William S. Reece
                                              --------------------
                                              William S. Reece, President

                           CERTIFICATE OF AMENDMENT OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              HEALTHGATE DATA CORP.

      HealthGate Data Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of the Corporation has duly adopted a resolution, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Corporation's Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

      SECOND: That the stockholders of the Corporation have duly approved said amendment by the required vote of such stockholders, adopted by the written consent of a majority in interest of each class of stockholders in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of the amendment herein certified has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.

      THIRD: That the Amended and Restated Certificate of Incorporation of the Corporation, as previously amended, is hereby further amended as follows:

      (1) Each of Section 6B(i) of Part C of Article Fourth, Section 6B(i) of Part D of Article Fourth, Section 6B(i) of Part E of Article Fourth and Section 6(B)(i) of Part F of Article Fourth are hereby amended by adding to the end of each such Section the following:

                  "Furthermore, no adjustment to the Conversion Price will be made or considered pursuant to this paragraph 6 with respect to the issuance or grant of Common Stock or options or warrants for the issuance of Common Stock to institutional investors in connection with or as partial consideration for a loan, line of credit or other financing in excess of $500,000 to the Corporation. Without limiting the generality of the foregoing, there shall be no adjustment of the Conversion Price in connection with the anticipated issuance of warrants for this Corporation's Common Stock to Petra Capital LLC, or any of its affiliates, in connection with Petra's anticipated loan to the Corporation in or around March 1998."

      (2) (a) Article FOURTH, Part C, Paragraph 4 of is hereby amended by adding to the end thereof the following:

                  "4H. Subordination of Redemption Rights to Corporation's
            Repayment of Petra Loan. Notwithstanding any other term and condition of this paragraph 4, no redemption of any Series A Shares shall be made until (i) the Corporation has paid in full all amounts due and owing Petra Capital, LLC ("Petra") incurred by the Corporation in connection with a Loan and Security Agreement between the Corporation and Petra to be dated on or about March 27, 1998, as such Loan and Security Agreement may be amended or modified from time to time, or (ii) Petra has consented in writing to such redemption."

      (b) Article FOURTH, Part D, Paragraph 4 of is hereby amended by adding to the end thereof the following:

                  "4H. Subordination of Redemption Rights to Corporation's
            Repayment of Petra Loan. Notwithstanding any other term and condition of this paragraph 4, no redemption of any Series B Shares shall be made until (i) the Corporation has paid in full all amounts due and owing Petra Capital, LLC ("Petra") incurred by the Corporation in connection with a Loan and Security Agreement between the Corporation and Petra to be dated on or about March 27, 1998, as such Loan and Security Agreement may be amended or modified from time to time, or (ii) Petra has consented in writing to such redemption."

      (c) Article FOURTH, Part E, Paragraph 4 of is hereby amended by adding to the end thereof the following:

                  "4H. Subordination of Redemption Rights to Corporation's
            Repayment of Petra Loan. Notwithstanding any other term and condition of this paragraph 4, no redemption of any Series C Shares shall be made until (i) the Corporation has paid in full all amounts due and owing Petra Capital, LLC ("Petra") incurred by the Corporation in connection with a Loan and Security Agreement between the Corporation and Petra to be dated on or about March 27, 1998, as such Loan and Security Agreement may be amended or modified from time to time, or (ii) Petra has consented in writing to such redemption."

      (d) Article FOURTH, Part F, Paragraph 4 of is hereby amended by adding to the end thereof the following:

                  "4H. Subordination of Redemption Rights to Corporation's
            Repayment of Petra Loan. Notwithstanding any other term and condition of this paragraph 4, no redemption of any Series D Shares shall be made until (i) the Corporation has paid in full all amounts due and owing Petra Capital, LLC ("Petra") incurred by the Corporation in connection with a Loan and Security Agreement between the Corporation and Petra to be dated on or about March 27, 1998, as such Loan and Security Agreement may be amended or modified from time to time, or (ii) Petra has consented in writing to such redemption."


                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Assistant Secretary this 26th day of March, 1998.

                                          HEALTHGATE DATA CORP.

[CORPORATE SEAL]
                                          By: /s/ William S. Reece
                                              --------------------
                                              William S. Reece, President

ATTEST:


By: /s/ Stephen M. Kane
    -------------------
    Stephen M. Kane
    Assistant Secretary

                           CERTIFICATE OF AMENDMENT OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              HEALTHGATE DATA CORP.

      HealthGate Data Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of the Corporation has duly adopted a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Corporation's Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

      SECOND: That the stockholders of the Corporation have duly approved said amendment by the required vote of such stockholders, adopted by a majority in interest of each class of stockholders at a meeting held on May 22, 1998 in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      THIRD: That the Amended and Restated Certificate of Incorporation of the Corporation, as previously amended, is hereby further amended by deleting the first paragraph of Article Fourth (said paragraph begins "The total number..."
and ends ".... to $1,046.67"), and inserting therefor the following two paragraphs:

      "FOURTH. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 20,004,667 shares, consisting of 20,000,000 shares of Common Stock, $.01 par value per share, and 4,667 shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to $200,046.67.

      On the close of business on the day this amendment shall become effective each share of this Corporation's Common Stock, par value $0.01 per share, issued and outstanding immediately prior thereto (the "Old Stock") shall, ipso facto, and without any action on the part of the holders of shares of Old Stock, be changed, converted and reclassified into fifty (50) shares of Common Stock (the "New Stock"); and as a result of such action, the Conversion Prices set forth in Sections (C)(6B), (D)(6B), (E)(6B) and (F)(6B) of Article Fourth shall be proportionally reduced as provided in each such sections."


                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Assistant Secretary this 22nd day of May, 1998.

                                          HEALTHGATE DATA CORP.

[CORPORATE SEAL]
                                          By: /s/ William S. Reece
                                              --------------------
                                              William S. Reece, President

ATTEST:


By: /s/ William S. Reece
    --------------------
    Stephen M. Kane
    Assistant Secretary

                           CERTIFICATE OF AMENDMENT OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                         OF

                              HEALTHGATE DATA CORP.

HealthGate Data Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation has duly adopted a resolution, pursuant to Section 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Corporation's Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

SECOND: That the stockholders of the Corporation have duly approved said amendment by the required vote of such stockholders, adopted by the written consent of a majority in interest of each class of stockholders in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of the amendment herein certified has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the Amended and Restated Certificate of Incorporation of the Corporation, as previously amended, is hereby further amended as follows:

                        (A) by deleting the first paragraph of Article Fourth
                            (said paragraph begins "The total number..." and
                            ends ".... to $200,046.67"), and inserting
                            therefor the following:

      "FOURTH. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 20,834,629 shares, consisting of 20,000,000 shares of Common Stock, $.01 par value per share, and 834,629 shares of Preferred Stock, $.01 par value per share, amounting in the aggregate to $208,346.29."

                        (B) by adding a new Part G to Article Fourth as follows:

"G. Redeemable Convertible Preferred Stock - Series E

1. Designation and Number.

1A. 829,962 shares of the authorized Preferred Stock of the Corporation are hereby designated "Series E Redeemable Convertible Preferred Stock" (the "Series E Preferred"). The shares of Series E Preferred are collectively referred to herein as the "Series E Shares."

1B. The Series E Shares shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank senior to the Common Stock, the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares and any other class or series of capital stock of the Corporation issued hereafter.

2. Dividends and Distributions.

2A. The holders of Series E Shares shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend on any other class or series of capital stock of the Corporation, at an annual rate of 7% per share, commencing on the date of issuance of such Series E Share (the "Series E Original Issue Date"). Each of such dividends shall be fully cumulative, shall accrue on each share from the Series E Original Issue Date of such share, and shall accrue thereafter from day to day. All dividends hereunder shall be payable to holders of Series E Shares only upon redemption of such shares pursuant to Section 4, conversion of such shares pursuant to Section 6 or upon liquidation, dissolution or winding up pursuant to Section 3. Any dividends payable with respect to any dividend period of more or less than one year shall be computed on the basis of a 360-day year and the actual number of days elapsed in that period. All accrued but unpaid dividends shall compound annually at a rate of 7%.

2B. The Corporation shall not declare, pay or set apart for payment any dividend on any other class or series of capital stock of the Corporation without the affirmative vote of a majority of the holders of the outstanding Series E Shares, voting separately as a single class.

2C. When and as any dividend or distribution is declared or paid by the Corporation on the Common Stock at any time prior to the conversion of all of the outstanding Series E Shares, whether payable in cash, property, securities or rights to acquire securities, the holders of Series E Shares will be entitled to participate with the holders of Common Stock in such dividend or distribution as set forth in this paragraph 2C. At the time such dividends or distribution is payable to the holders of Common Stock, the Corporation will pay each holder of Series E Shares a portion of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock obtainable upon conversion of such holder's Series E Shares.

2D. To the extent any dividends or distributions payable on any Series E Shares are not paid, the amount of such dividends or distributions will be added to the Liquidation Value of such Series E Shares and will remain a part thereof until such dividends or distributions are paid. The


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

provisions of this paragraph 2D shall not apply to dividends or distributions payable in shares of Common Stock or in Options or Convertible Securities (as defined in Section 6 of this Part G) or any other dividend or distribution, if the declaration, distribution or payment thereof has resulted or will result in an adjustment to the Conversion Price of Series E Shares under Section 6 of this Part G.

3. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, each holder of the Series E Shares will be entitled to be paid, before any distribution or payment is made upon any shares of any other class or series of capital stock of the Corporation, an amount in cash per share equal to the Liquidation Value of such Series E Share outstanding, and the holders of the Series E Shares will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of Series E Shares are insufficient to permit payment to such holders of the aggregate amounts which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 45 days prior to the payment date stated therein, to each record holder of Series E Shares. The consolidation or merger of the Corporation into or with any other corporation or corporations, or the sale or transfer by the Corporation of all or substantially all of its assets, or the reduction of the capital stock of the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3.

To the extent that the terms of this paragraph 3 conflict with or are different from the plans of distribution set forth in paragraph 3 of Parts C, D, E and F of this Article FOURTH, the terms of this paragraph 3 govern, and the terms of paragraph 3 of Parts C, D, and E of this Article FOURTH are hereby deemed amended and restated to conform to the plan of distribution set forth in this paragraph 3.

4. Redemptions.

4A. Optional Redemption. Each outstanding Series E Share shall be redeemable, at the option of the holder thereof, at any time within 180 days after (i) a Change in Control or (ii) April 5, 2005, by written notice to the Corporation (a "Redemption Notice"), requiring the Corporation to redeem out of funds legally available therefor any or all outstanding Series E Shares held by such holder. Notwithstanding any other provision of the Certificate of Incorporation of the Corporation, no redemption payment with respect to any other class or series of capital stock of the Corporation shall be made, and the Company shall have no obligation to make any such payment, until the expiration of the period during which the Series E Shares are redeemable pursuant to clause (ii) of this paragraph.

If the funds of the Corporation legally available for redemption of the Series E Shares on any applicable date are insufficient to redeem the total number of Series E Shares presented for redemption on such date, those funds which are legally available will be used to redeem the maximum possible number of Series E Shares ratably among the Series E Shares presented for redemption. At any time thereafter when additional funds of the Corporation are legally


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

available for the redemption of Series E Shares, such funds will immediately be used to redeem the balance of the Series E Shares which were presented for redemption on such date but which were not redeemed.

4B. Redemption Price. For each Series E Share which is to be redeemed, the Corporation will be obligated on the date of receipt of the Redemption Notice therefor and surrender by such holder at the Corporation's principal office of the certificate representing such Series E Share to pay an amount in immediately available funds (the "Redemption Price") equal to the Liquidation Value thereof.

4C. Dividends After Redemption Date. No Series E Share is entitled to any dividends declared after the date on which the Redemption Price of such Series E Share is paid. On such date all rights of the holder of such Series E Share will cease, and such Series E Share will not be deemed to be outstanding.

4D. Redeemed or Otherwise Acquired Redemption Series E Shares. Any Series E Shares which are redeemed or otherwise acquired by the Corporation will be cancelled and will not be reissued, sold or transferred.

To the extent that the terms of this Section 4 conflict with or are different from the redemption terms set forth in Section 4 of Parts C, D, E and F of this Article FOURTH, the terms of this Section 4 govern, and the terms of Section 4 of Parts C, D, E and F of this Article FOURTH are hereby deemed amended and restated to conform to the redemption terms set forth in this Section 4.

5. Voting Rights.

5A. Each holder of Series E Shares will be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws. Except as otherwise provided herein or as provided by law, the holders of Series E Shares will be entitled to vote with the holders of Common Stock upon all matters submitted to stockholders for a vote, with each Series E Share representing the number of votes equal to the number of shares of Common Stock into which each Series E Share is convertible at the time of such vote.

5B. Notwithstanding subparagraph 5A, the affirmative vote of the holders of not less than 66-2/3% of the outstanding shares of Series E Preferred, voting separately as a single class, shall be necessary to authorize:

      (i) the authorization of, or any increase in the authorized number of shares of, or issuance of (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any debt securities or any shares of any class or classes or series within a class of the Corporation's capital stock ranking senior to or pari passu with (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding
up) the Series E Shares;


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

      (ii) any increase in the authorized number of shares of, or, except as expressly contemplated by the Series E Preferred Stock Purchase Agreement, issuance (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) of any shares of Series E Preferred;

      (iii) the sale, lease or exchange of any assets of the Corporation and/or any Subsidiary representing in the aggregate more than 10% of the Corporation's Consolidated Net Worth, except for sales in the ordinary course of business;

      (iv) the merger or consolidation of the Corporation with or into any other Person; or

      (v) the acquisition (including pursuant to a merger or consolidation) by the Corporation or any of its Subsidiaries of all or any substantial portion of the business or assets of any Person, where the acquisition involves an aggregate consideration of more than $2 million.

5C. The affirmative vote of a majority of the outstanding shares of Series E Preferred, voting separately as a single class, shall be necessary for the adoption or approval of an amendment to the Certificate of Incorporation of the Corporation which would increase or decrease the par value of the Series E Shares, or alter or change the powers, preferences or special rights of the Series E Shares. However, no such amendment may be made, without the consent of each holder of Series E Shares, which would:

      (i) change the optional redemption dates of the Series E Shares;

      (ii) reduce the Stated Value of the Series E Shares;

      (iii) change the place or currency of payment of the Stated Value or liquidation preference of, or dividend on, the Series E Shares;

      (iv) impair the right to institute suit for the enforcement of any payment on or with respect to any Series E Shares;

      (v) adversely affect the right to convert the Series E Shares;

      (vi) reduce the percentage of outstanding Series E Shares necessary to modify or amend the terms thereof or to grant waivers; or

      (vii) reduce the percentage of outstanding Series E Shares necessary to modify or amend the Series E Preferred Stock Purchase Agreement or to grant any waiver thereunder.

5D. If on any date (i) any dividend payable on the Series E Shares shall not have been paid in full, (ii) the Corporation shall have breached in any material respect any of the covenants, representations and warranties, or expense and indemnity provisions set forth in the Series E Preferred Stock Purchase Agreement (except for the covenant in Section 4.13 thereof) and such


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

breach continues for a period of 45 days after notice in writing by the holders of a majority of the Series E Shares, or (iii) the Corporation shall have failed to satisfy its obligation to redeem Series E Shares pursuant to Section 4 above, whether or not by reason of the absence of legally available funds therefor, then, in each such case, (A) the number of directors constituting the Board of Directors of the Corporation shall, without further action, be increased by such number of directors that, when added to any director currently serving on the Board of Directors who was nominated for election by the holders of a majority of the Series E Shares, will constitute a majority of the entire Board of Directors of the Corporation (the "Additional Directors"), and the holders of Series E Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect the Additional Directors who shall be in addition to the remaining directors; and
(B) the holders of Series E Shares shall be entitled to a quarterly cash dividend at an annual rate per share of 2% of the Stated Value payable on each March 31, June 30, September 30 and December 31, from the date of such failure to pay, breach, or failure to redeem, as the case may be. In the case of any increase in the size of the Board of Directors pursuant to this paragraph, the Additional Directors shall continue as directors and such additional voting rights shall continue, and in the case of any penalty dividend pursuant to this paragraph, the penalty dividend shall continue, until such time as (A) all dividends accumulated on the Series E Shares shall have been paid in full, (B) such breach shall have been cured, or (C) any redemption obligation provided in
Section 4 which has become due shall have been satisfied, subject to revesting in the event of each and every subsequent event of the character indicated above.

5E. If on any date the Corporation shall have breached the covenant in Section
4.13 of the Series E Preferred Stock Purchase Agreement, and such breach continues for seven days after notice in writing by the holders of a majority of the outstanding Series E Shares (provided that such cure period shall no longer apply after such covenant shall have previously been breached and notice of such breach has been delivered to the Company on at least two separate occasions), holders of Series E Shares shall have the right to sell to the Corporation, at the Put Price Per Share (as defined below), all of the Series E Shares owned by holders of Series E Shares at the time of such breach or any portion thereof (the "Put Securities"), and the Corporation shall be required to purchase such Put Securities at the Put Price Per Share. The "Put Price Per Share" shall mean the greater of (i) the Fair Market Value of a share of Common Stock as of the day before the date of such breach, or (ii) the Stated Value per share plus an amount constituting a 20.00% compound annual rate of return on each Series E Share, calculated from the Series E Original Issue Date.

5F. (i) The foregoing rights of holders of Series E Shares to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof or by written consent of the holders of the number of Series E Shares required to authorize such action at an annual or special meeting of stockholders.

      (ii) At each meeting of stockholders at which the holders of Series E Shares shall have the right, voting separately as a single class, to take any actions as provided in this Section 5, the presence in person or by proxy of the holders of record of one-third of the total


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

number of Series E Shares then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum of the holders of Series E Shares. At any such meeting or at any adjournment thereof:

                        (A) the absence of a quorum of the holders of Series E
                  Shares shall not prevent the election of directors other than those to be elected by the holders of Series E Shares and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the taking of any action as provided in this Section 5; and

                        (B) in the absence of a quorum of the holders of Series
                  E Shares, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of Series E Shares from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

      For the taking of any action as provided in this Section 5 by the holders of Series E Shares, except as provided in subparagraph 5A, each such holder shall have one vote for each Series E Share standing in his name on the transfer books of the Corporation as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Date next preceding the day on which the meeting is held.

6. Conversion.

6A. Conversion Procedure.

      (i) At any time any holder of Series E Shares may convert all or any portion of the Series E Shares (including any fraction of a Series E Share) held by such holder into a number of shares of Common Stock computed by multiplying each Series E Share to be converted by the Liquidation Value of such Series E Share and dividing the result by the Conversion Price then in effect.

      (ii) Each conversion of Series E Shares will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series E Shares to be converted have been surrendered at the principal office of the Corporation or its transfer agent, if any, provided that any such surrender must occur by 3:00 P.M. local time. At such time as such conversion has been effected, the rights of the holder of such Series E Shares as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

      (iii) As soon as possible after a conversion has been effected (but in any event within


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

seven Business Days in the case of subparagraph (a) below), the Corporation will deliver to the converting holder:

            (a) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

            (b) the amount payable under subparagraph (vi) below with respect to such conversion; and

            (c) a certificate representing any Series E Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

      (iv) The issuance of certificates for shares of Common Stock upon conversion of Series E Shares will be made without charge to the holders of such Series E Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of each Series E Share, the Corporation will take all such actions as are necessary in order to ensure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

      (v) The Corporation will not close its books against the transfer of Series E Shares or of Common Stock issued or issuable upon conversion of Series E Shares in any manner which interferes with the timely conversion of the Series E Shares.

      (vi) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph (vi), be deliverable upon any conversion of Series E Shares, the Corporation, in lieu of delivering the fractional share therefor, will pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

6B. Conversion Price.

      (i) The initial Conversion Price of the Series E Preferred will be $11.4463. In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 6; provided, however, that notwithstanding the foregoing, no adjustment to the Conversion Price will be made or considered under this Section 6 with respect to the issuance of shares of Common Stock upon the exercise of convertible securities, options, warrants and other rights which were outstanding or issuable under the Company's 1994 Stock Option Plan as of April 5, 1999 and disclosed in the Schedules to the Series E Preferred Stock Purchase Agreement.

      (ii) If and whenever after April 5, 1999, the Corporation issues or sells, or in accordance with paragraph 6C of this Part G is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Applicable Price in effect immediately


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

prior to such time, except as provided in paragraph 6B(i) of this Part G, then forthwith upon such issue or sale the Conversion Price will be reduced to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be equal to the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale plus (2) the number of shares of Common Stock which would have been issued in exchange for the aggregate consideration received by the Corporation upon such issue or sale if such shares had been issued or sold at the Applicable Price, and the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

6C. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 6B of this Part G, the following will be applicable:

      (i) Issuance of Rights or Options. If the Corporation in any manner grants any right or option to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock, including all Series E Shares outstanding at the time (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of any such Options or upon conversion or exchange of any such Convertible Securities is less than the Applicable Price in effect immediately prior to the time of the granting of such Option, then the total maximum number of shares of Common Stock issuable upon the exercise of such Option or upon conversion or exchange of the total maximum amount of such Convertible Security issuable upon the exercise of such Option will be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(i), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such Options, plus in the case of such Options which are related to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made upon the actual issuance of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Security.

      (ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Applicable Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Conversion Price will be reduced as set forth in subparagraph 6B(ii) of this Part G. For purposes of determining the new Conversion Price, the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities will be deemed to be outstanding and to have been issued


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

and sold by the Corporation for such price per share. For purposes of this subparagraph 6C(ii), the "price per share for which Common Stock is issuable" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 6, no further adjustment of the Conversion Price will be made by reason of such issuance or sale.

      (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or charged conversion rate, as the case may be, at the time initially granted, issued or sold.

      (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder will be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

      (v) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Corporation therefor. In case any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the fair value (as defined infra) of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities will be determined in good faith jointly by the Corporation and the holders of a majority of the outstanding Series E Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration will be determined by an independent appraiser jointly selected by the Corporation


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

and the holders of a majority of the outstanding Series E Shares.

      (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration to be determined pursuant to the procedures set forth in subparagraph 6C(v) of this Part G.

      (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

      (viii) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided that if such dividend, distribution or subscription is not ultimately consummated, no adjustment will be made to the Conversion Price hereunder or, if so made, such adjustment will be rescinded.

6D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

6E. Reorganization, Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an Organic Change. Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series E Shares then outstanding) to ensure that each of the holders of Series E Shares will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series E Shares, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his or her Series E Shares immediately prior to such Organic Change. In any such case, the Corporation will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the

Series E Shares then outstanding) to ensure that the provisions of this Section 6 and Section 7 of this Part G will thereafter be applicable to the Series E Shares (including, in the case of any such consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion of Series E Shares, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series E Shares then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

6F. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series E Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 6 or decrease the number of shares of Common Stock issuable upon conversion of each Series E Share.

6G. Notices.

      (i) Within ten Business Days of any adjustment of the Conversion Price, the Corporation will give written notice thereof to all holders of Series E Shares.

      (ii) The Corporation will give written notice to all holders of Series E Shares at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

      (iii) The Corporation will also give written notice to the holders of Series E Shares at least 20 days prior to the date on which any Organic Change will take place. 6H. Mandatory Conversion. The Corporation may at any time require the conversion of all of the outstanding Series E Shares if the Corporation is at such time effecting a firm commitment underwritten Public Offering (as defined in the Series E Preferred Stock Purchase Agreement). Any such mandatory conversion shall only be effected at the time of and subject to the closing of the sale of such shares pursuant to such Public Offering and upon written notice of such mandatory conversion delivered to all holders of Series E Shares prior to such closing.

7. Purchase Rights. If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of


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

Series E Shares will be entitled to acquire at the time of conversion of Series E Shares by such holder (based on the number of shares of Common Stock issued upon such conversion), upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series E Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, that holders of Series E Shares shall not be entitled to any Purchase Rights under this Section 7 if such holders have received their pro rata share of such Purchase Rights as a dividend or distribution under subparagraph 2A of this Part G or have received an adjustment in the Conversion Price of the Series E Shares under Section 6 of this Part G with respect to the issuance of such Purchase Rights.

8. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Series E Shares. Upon the surrender of any certificate representing Series E Shares at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series E Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Series E Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

9. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series E Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such mutilated certificate, the Corporation will (at the holder's expense) execute and deliver in lieu of such certificate a new certificate of identical tenor representing the number of Series E Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

10. Definitions. As used in Part G of this Article FOURTH, the following terms shall have the following meanings:

            "Applicable Price" shall mean the greater of (x) $11.4463 per share (subject to adjustment for stock dividends, stock splits, reclassifications and other transactions which require an adjustment pursuant to Section 6) and (y) the Market Price.

            "Affiliate" has the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

            "beneficial owner" has the meaning given to such term in Rule 13d-3 under the


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

      Exchange Act, and the terms "beneficially own" and "beneficial ownership" shall have the correlative meanings.

            "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "Change in Control" shall mean (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (with the meaning of Rule 13d-3 promulgated under the Exchange Act), in one transaction or a series of related transactions, of securities which result in such individual, entity or group having beneficial ownership of 35% or more of the Common Stock; (ii) a sale of all or substantially all of the assets of the Corporation and its Subsidiaries taken as a whole; (iii) a merger or consolidation of the Company with any Person, if as a result of such merger or consolidation the stockholders of the Company immediately prior to such transaction do not own at least a majority of the voting power in the election of directors of the surviving company or its parent entity; or (iv) any stockholder of the Corporation who owned more than 5% of the outstanding shares of Common Stock on a fully diluted basis as of April 5, 1999 shall have sold or otherwise disposed, except for a Permitted Transfer, of more than 25% of such shares (as adjusted for stock splits, stock dividends, recapitalizations and similar transactions) in the aggregate in one or more transactions.

            "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

            "Common Stock" means the Corporation's Common Stock, par value $.01 per share, and for purposes other than the conversion of the Series E Shares into Common Stock, includes any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

            "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraph 6C.

            "Consolidated Net Worth" shall mean the consolidated stockholders' equity of the Corporation determined in accordance with generally accepted accounting principles consistently applied.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of


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

      any such successor federal statute.

            "Fair Market Value" of the Common Stock or any other property means the fair market value of such Common Stock or other property as determined (unless expressly otherwise provided herein) by mutual agreement between the Corporation and the holders of not less than a majority of the Series E Shares or, if the parties are unable to agree, as determined by a nationally recognized independent investment banking firm selected by mutual agreement between the Corporation and the holders of not less than a majority of the Series E Shares.

            "GE" shall mean GE Capital Equity Investments, Inc., a Delaware corporation.

            "Liquidation Value" as of any date shall mean an amount per share equal to the Stated Value, plus all accrued dividends thereon.

            "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the Fair Market Value thereof.

            "Permitted Transfer" shall mean any assignment, transfer or other disposition (i) by an individual stockholder to such stockholder's spouse, child, parent, siblings, and descendants, whether natural or adopted (collectively, "Relatives") or to or among a trust of which there are no principal beneficiaries other than one or more Relatives of such stockholder; and (ii) by any stockholder to any of its Affiliates or partners.

            "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

            "Preferred Stock" shall mean and include the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares, the Series E Shares and any other series of preferred stock hereafter designated by the Corporation.

            "Public Offering" shall have the meaning set forth in the Series E Preferred Stock Purchase Agreement.


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

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Series E Original Issue Date" shall mean, as to any Series E Share, the date on which such share is sold and issued by the Corporation.

            "Series E Preferred Stock Purchase Agreement" shall mean the stock purchase agreement by and between the Corporation, GE Capital Equity Investments, Inc. and Blackwell Science, Ltd., dated on or about April 5, 1999.

            "Stated Value" shall mean $11.4463 per share.

            "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

11. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of this Part G of this Article FOURTH of this Amended and Restated Certificate of Incorporation without the prior written consent of the holders of a majority of the Series E Shares outstanding at the time such action is taken or such greater percentage as may be required by any other provision of this Part G.

12. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and
(ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder)."


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

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Assistant Secretary this 2nd day of April, 1999.

                                          HEALTHGATE DATA CORP.


                                          By: /s/ William S. Reece
                                              --------------------
                                              William S. Reece
                                              President

Attest:


By: /s/ Stephen M. Kane
    -------------------
    Stephen M. Kane
    Assistant Secretary


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